Exhibit 99.1

Endurance Specialty Holdings Ltd.

2011 Loss Development Triangles

Exhibit 99.1

2011 Loss Development Triangle Cautionary Language

This report is for informational purposes only and is current as of December 31, 2011. We are under no obligation and do not expect to update or revise this report, whether as a result of new information, future events or otherwise, even when such new data has been reflected in the Company’s filings with the U.S. Security and Exchange Commission (the “SEC”) or otherwise. Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves. The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments. Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report. In addition to analyzing loss development information, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products as well as current market conditions. Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information. This report should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. (“Endurance” or the “Company”) with the SEC, including the most recent Annual Report on Form 10-K, as amended, and Quarterly Reports on Form 10-Q.

Safe Harbor for Forward-Looking Statements

Some of the statements in this report may include forward-looking statements which reflect management’s current views with respect to future events and financial performance. Such statements may include forward-looking statements with respect to the Company in general and the insurance and reinsurance business segments specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this report for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements in this report. These factors include, but are not limited to, (i) changes in the size of the claims payable by Endurance relating to natural catastrophes, (ii) greater frequency or severity of claims and loss activity than Endurance’s underwriting, reserving or investment practices anticipate based upon historical experience or industry data, (iii) trends in rates for property and casualty insurance and reinsurance, (iv) changes in the judicial, legislative or regulatory environments in which Endurance operates, (v) changes in general economic conditions, including foreign currency exchange rates, inflation and other factors and (vi) the other factors described in the Company’s most recent Annual Report on Form 10-K,as amended, and Quarterly Reports on Form 10-Q.

Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

2011 GLOBAL LOSS TRIANGLES

Table of Contents

Section	Page
I. Introduction	1
II. Observations on Data Presented	3
III. Data Compilation and Definitions	5
IV. Triangle Class Details	12
V. Overview of Reserving Methodology	18
VI. Reconciliations	21
VII. Data and Exhibits (Summary Exhibits and Triangles)
Consolidated Total	Exhibit 1
Insurance Segment
High Attaching Excess of Loss Casualty	Exhibit 2
United States Sourced Casualty	Exhibit 3
Workers’ Compensation	Exhibit 4
Agriculture and Other Specialty	Exhibit 5
International Sourced Property	Exhibit 6
United States Sourced Property	Exhibit 7
Reinsurance Segment
Casualty Directors and Officers	Exhibit 8
Casualty Motor	Exhibit 9
Casualty Other	Exhibit 10
Workers’ Compensation	Exhibit 11
Agriculture and Other Specialty	Exhibit 12
Short Tail Marine and Aerospace	Exhibit 13
Short Tail Property	Exhibit 14
Short Tail Surety	Exhibit 15
Consolidated Workers’ Compensation	Exhibit 16
Insurance Long Tail	Exhibit 17
Insurance Other	Exhibit 18
Insurance Short Tail	Exhibit 19
Reinsurance Long Tail	Exhibit 20
Reinsurance Other	Exhibit 21
Reinsurance Short Tail	Exhibit 22
Insurance Segment	Exhibit 23
Reinsurance Segment	Exhibit 24

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

I. INTRODUCTION

This report provides additional information on the loss development characteristics of Endurance Specialty Holdings Ltd. and its consolidated subsidiaries (“Endurance” or the “Company”) as of December 31, 2011. This report provides greater detail on Endurance’s reserves by showing global loss triangles for gross paid and reported loss and allocated loss adjustment expenses (“ALAE”) by accident year at annual evaluation dates. The most recent evaluation is as of December 31, 2011. In addition, accident year summary exhibits are provided which further highlight the gross, ceded, and net results by business segment and triangle classes as of December 31, 2011. These summaries include: earned premiums, paid loss and allocated loss adjustment expenses (“ALAE”); cases outstanding losses; additional case reserves; incurred but not reported losses (“IBNR”); unallocated loss adjustment expenses reserve (“ULAE”); and the ultimate loss & LAE ratios as of December 31, 2011 on an inception to date basis. Section II of this document offers general observations on the data presented in both the triangles and the summary exhibits, while Section III provides a discussion of the means used to compile the data, as well as definitions for many of the terms used in this report. A more detailed description of the business underlying the triangle information is found in Section IV of this report. Section V of this report contains a summary description of management’s loss reserving methodology.

The inherent uncertainty associated with the estimation of loss and LAE reserves remains a significant balance sheet risk for all property-casualty specialty insurance and reinsurance companies, including Endurance. Management believes the triangles and corresponding accident year summary exhibits along with the narrative in this report provide additional insight into the loss development characteristics of Endurance’s diversified businesses.

The process of establishing and periodically adjusting loss and LAE reserves is an inherently complex process containing numerous management judgments related to the segmentation of data, methodologies utilized and their associated parameters, along with the weights applied to the various techniques used in the reserving process. Actuarial determinations of unpaid future losses and LAE are subject to potential errors of estimation, which could be significant, due to the fact that the ultimate disposition of claims incurred prior to the date of such estimation, whether reported to Endurance or not, is subject to the outcome of events that have not yet occurred. Likewise, any estimate of future costs associated with claims settlement is subject to the inherent limitation on the ability to predict the course of future events. Consequently, it should be expected that the actual emergence of the ultimate loss and LAE will vary, perhaps considerably, from any prior estimate. Readers should also review additional reserve disclosures and company risk factors that are provided in the Company’s most recent Annual Report on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the SEC.

Readers of this report are strongly advised against projecting ultimate losses and LAE for Endurance directly from the loss development triangles in this report, as these calculations rarely take into account fully the true underlying nature of the liabilities. The fourteen triangle classes we have selected are the compilation of over 200 discrete reserving groups within Endurance that represent different geographies, pricing environments, legislative climates and policy forms.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

Also, depending upon which actuarial reserving method is utilized, the presence or absence of large catastrophe losses and how they are treated may have a significant impact on the estimated ultimate loss and LAE. In addition, changes to the premium volume, mix of business and the underlying exposures within a class may have significant effects on the resulting ultimate loss estimates and overall reserve levels. Without incorporating this critical information, the results derived from a direct extrapolation of the loss development triangles in this report have the potential of being materially misleading.

The triangles and summary exhibits are provided for both the Insurance and Reinsurance segments of the Company. In addition, while analysis, reviews and reporting of reserves focuses primarily on the loss reserve development classes within each business segment, the information provided in the triangles in this report has been expanded to capture some of the additional differences in reporting that naturally occur within these lines of business. For ease of comparison, a reconciliation of the information presented in this report to our five reserve development tails and two segments is provided. The losses in these exhibits and triangles represent the Company’s December 31, 2011 gross, ceded and net loss and LAE reserves in their entirety, although these amounts have been adjusted for changes in foreign currency. A reconciliation to select data from the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) is included in Section VI of this document.

As discussed more fully in Section III, the accident year losses in these exhibits and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements. Because of these adjustments, which we would expect to continue, future versions of this information will not tie directly to the data included in this report.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

II. OBSERVATIONS ON DATA PRESENTED

Based on the data as of December 31, 2011 presented in this report, we believe the following general observations are noteworthy:

•

As of December 31, 2011, 72% of Endurance’s gross loss and LAE reserves arise from Long Tail lines of business, which by their nature contain a significant amount of uncertainty. Of the 72% of Endurance’s gross Long Tail loss and LAE reserves, 44% are generated from the Company’s Insurance segment and 27% from the Reinsurance segment.

•

On an inception to date basis, 61% and 39% of gross (net of Federal Crop Insurance Corporation (“FCIC”)) earned premium arises from the Reinsurance and Insurance segments, respectively. Correspondingly, on a gross basis 52% and 48% of loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively. On a net basis, 56% and 44% of the loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively.

•	Additional Case Reserves (“ACRs”) amount to 11% of reported case reserves. Within Endurance’s Reinsurance Long Tail lines of business, this amount is approximately 34% of the reported case reserves.

•

IBNR reserves for Endurance’s Long Tail lines of business represent 71% of the total gross reserves within the Long Tail lines of business, indicating an IBNR to case outstanding ratio of 2.7. Within the Insurance Long Tail business, IBNR reserves represent approximately 73% of the total gross reserves. Within the Reinsurance Long Tail business, IBNR reserves represent approximately 69% of the total gross reserves.

•

On an inception to date basis, the Short Tail and Other Specialty reserve categories have contributed approximately 65% to the overall total favorable reserve development. Insurance and Reinsurance Long Tail reserve categories contributed to the remaining 35%. A majority of this Long Tail favorable reserve development came from accident years 2006 and prior and from Reinsurance Professional and Insurance High Attaching Excess of Loss Casualty claims-made business.

•	The Reinsurance and Insurance segments have contributed approximately 53% and 47% to the total inception to date prior year favorable reserve development, respectively.

•

Endurance’s overall inception to date gross ultimate loss and LAE ratio (net of FCIC) of 62% is comprised of a 66% gross loss ratio for the Insurance segment and a 60% gross loss ratio for the Reinsurance segment.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

•

Due to an elevated level of catastrophe activity during 2011, there is significantly higher amount of catastrophe losses included within accident year 2011 compared to the prior three accident years. On a gross basis catastrophe related ultimate, case and IBNR included in accident year 2011 amounted to $492.6 million, $191.1 million and $96.4 million, respectively.

•

As discussed in the preceding section, accident year losses and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements. Therefore, this version of Endurance’s Global Loss Triangles does not tie to the previous version. For example, inception to date gross earned premium as of December 31, 2010 is $7.6 million less in this report than our 2010 Global Loss Triangles. Of this difference, approximately $7.5 million is due to changes in foreign exchange rates between year-end 2010 and year-end 2011.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

III. DATA COMPILATION AND DEFINITIONS

The Global Loss Triangles and summary exhibits are presented on an accident year (or report year where applicable) basis. While underwriting or policy year statistics may also provide useful information for analysis purposes, management believes the accident/report year presentation better highlights the true loss activity that occurs at Endurance within a given calendar year. We note that the accident year presentation of triangles requires the utilization of assumptions and allocation procedures with respect to certain lines of business underwritten by Endurance (bordereaux allocation). This is primarily a result of not receiving sufficient information from ceding companies in certain lines of business, which prevents the allocation of claims to specific accident years with certainty. Although we attempt to keep the allocations as reasonable and as accurate as possible, to the extent our assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Data Presented

The data presented in the accident year triangle and summary exhibits is as follows:

•	Global Loss Triangles

•	Paid loss and ALAE

•	Case incurred loss & ALAE (including ACRs)

•	Ultimate loss and LAE

•	Earned Premium

•	Ultimate loss and LAE ratio

•	Ultimate loss and LAE emergence

•	Summary Exhibits

•	Gross premium, paid losses, reserves (case outstanding, ACRs, IBNR, ULAE)

•	Ceded premium, paid losses, reserves (case outstanding, ACRs, IBNR, ULAE)

•	Net premium, paid losses, reserves (case outstanding, ACRs, IBNR, ULAE)

Basis of Presentation

Information presented herein may differ materially from that reported in Endurance’s financial statements prepared in accordance with GAAP due to differences in foreign currency exchange rates, exclusion of the FCIC cessions, the impact of premium adjustments and other data adjustments.

All amounts are presented in thousands of U.S. dollars and reflect the conversion from the original currency of the underlying business if not denominated in U.S. dollars (“USD”). Foreign currency denominated losses and premiums are converted based on exchange rates at the

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

dates of the transactions to the currency of the legal underwriting entity, which are either USD or British Pounds (“GBP”). Endurance’s reporting currency is USD. Fluctuations in currency exchange rates can cause material shifts in loss development. To eliminate distortions caused by such fluctuations, data in the triangles have been restated using the year end 2011 rate of exchange of 1.5541 USD to GBP.

Some (re)insurance contracts and policies contain provisions resulting in a variation of the premium or acquisition expenses as a result of loss experience under the contract or policy. Within the analysis, estimated reinstatement premiums are included in the premium totals. In addition, premium adjustments with respect to paid losses are reflected in the triangles but adjustments to premium resulting from future expected claims settlements are not.

Inter-company reinsurance transactions have not been reflected in the triangles. The summary exhibits also include ceded (third party) and net schedules.

The loss development triangles are presented on the basis of applying reinsurance accounting to all Endurance’s business and do not reflect any adjustments that may be required for financial reporting purposes to comply with Accounting Standards Certification Topic 340 Subtopic 30 “Other Assets and Deferred Cost Insurance Contracts that do not Transfer Risk” as highlighted in the reconciliation to GAAP reserves in Section VI of this document.

Earned Premium

The earned premium triangle includes the calendar year changes in accident year earned premium due to premium adjustments. For financial reporting purposes, the premium adjustments are recognized in the calendar year they were determined. For actuarial reserving purposes, these premium adjustments are allocated to the accident year or years based on the initial policy or treaty to which the adjustment belongs. For example, if a premium adjustment is recognized in calendar year 2011 from a policy written and exposures earned in 2005, the additional premium is recognized in the 2011 calendar year for financial reporting purposes. However, for reserving purposes, the premium is allocated to the years in which the premium for the 2005 treaty was originally earned. As a result, the information provided herein may differ materially from that presented in Endurance’s financial statements.

Ultimate Loss and LAE Ratio

The ultimate loss and LAE ratio triangle shows the year to year changes in the ratio of all expected settlement amounts, whether paid or reserved, together with any associated settlement expenses to earned premium. The ultimate loss and LAE ratio is presented to show the relationship between management’s best estimate of expected ultimate losses and LAE and the associated premiums that were received by Endurance to assume the risks related to those losses. Ultimate losses and LAE within an accident year are subject to many factors that impact the recorded value of such losses (such as favorable/adverse claims emergence, frequency/severity trends, inflation, methodology changes, foreign exchange fluctuations, and premium adjustments

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

from prior accident periods). Since Endurance distributes earned premium from premium adjustments to the appropriate accident year in its reserving process, one will see changes in booked ultimate losses solely due to these premium changes. Because of this phenomenon, the triangle of ultimate loss & LAE ratios can be very useful as it essentially removes the effect of changes in premium from the loss estimates. At any point (maturity) in the triangle, management’s best estimate of booked ultimate loss and LAE estimate is the product of the corresponding accident year earned premium and ultimate loss and LAE ratio.

Ultimate Loss and LAE

The triangle of ultimate loss and LAE is derived by multiplying the most recent accident year earned premium (the last diagonal of the earned premium triangle) by the historical accident year ultimate loss and LAE ratio as presented in their respective triangles. For example, using the consolidated triangles, the ultimate loss and LAE amount for accident year 2004 at 12 months maturity ($1,101 million) is derived by multiplying the ultimate loss and LAE ratio for accident year 2004 at 12 months maturity (67.0%) by the latest earned premium for accident year 2004 ($1,644 million) at 96 months maturity. This presentation removes the effect of premium adjustments from the development of ultimate losses, and provides a better picture of the changes occurring to the true accident year ultimate loss and LAE. Reconciliation to Endurance’s GAAP financial statements is included in Section VI of this report.

Ultimate Loss Emergence

The triangle of ultimate loss emergence is calculated by taking the difference of corresponding cells in the ultimate loss and LAE triangle. For example, using the consolidated triangles, the change in ultimate loss at the 12 month maturity for the 2006 accident year is derived by subtracting the ultimate loss & LAE at the 12 month maturity for the 2006 accident year from the ultimate loss & LAE at the 24 month maturity for the same accident year. The full calendar year emergence is represented by the total of any given diagonal (excluding the loss emergence within the first 12 months of an accident year), and is also shown as an additional row at the bottom of the triangle.

Global Loss Triangle Classes

Triangles are provided in 15 classes, six for the Insurance segment, and eight for the Reinsurance segment and a combined Insurance and Reinsurance workers’ compensation class. The classes are based on the loss development characteristics for the lines of business represented by the exposures in a given triangle class (motor, workers compensation, directors & officers, etc.), as well as differences in the underlying business as evidenced by the separate Insurance casualty classes. It is important to note that for the Reinsurance classes, there is no differentiation between proportional and non-proportional business that could have different loss emergence patterns. The combined Insurance and Reinsurance workers’ compensation class is included as the current insurance workers’ compensation business was transitioned from a proportional reinsurance treaty to insurance in 2006. The 15 triangle classes included in this report are listed below.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

Insurance Segment Loss Triangle Classes

•	High Attaching Excess of Loss Casualty (Insurance Long Tail)

•	United States Sourced Casualty (Insurance Long Tail)

•	Workers’ Compensation (Insurance Long Tail)

•	Agriculture and Other Specialty (Insurance Other Specialty)

•	International Sourced Property (Insurance Short Tail)

•	United States Sourced Property (Insurance Short Tail)

Reinsurance Segment Loss Triangle Classes

•	Casualty Directors and Officers (Reinsurance Long Tail)

•	Casualty Motor (Reinsurance Long Tail)

•	Casualty Other (Reinsurance Long Tail)

•	Workers’ Compensation (Reinsurance Long Tail)

•	Agriculture and Other Specialty (Reinsurance Other Specialty)

•	Short Tail Marine and Aerospace (Reinsurance Long Tail)

•	Short Tail Property (Reinsurance Short Tail)

•	Short Tail Surety (Reinsurance Short Tail)

Combined Insurance and Reinsurance Loss Triangle Class

•	Workers’ Compensation (Insurance and Reinsurance Long Tail)

Further detail of the types of business contained in each class is provided in Section IV of this document. In the upper left hand label of each triangle (excluding the one combined triangle class), a mapping of that triangle’s classes to the reserve categories disclosed in the Company’s Annual Report on Form 10-K is included. In addition, Section VII includes a mapping of the lines of business within the Company’s segments to the associated triangle class.

Accident Year Loss Allocation

Many proportional reinsurance contracts are submitted using quarterly bordereau reporting by underwriting year with a supplemental listing of large losses. As a result, a two step allocation process was utilized to allocate these losses to accident year. The first step is to identify large losses and place them in the corresponding accident year as reported on a large loss listing. The second step is to allocate the remaining losses to particular accident years based on selected payment and reporting patterns applied to the earning of the underlying exposures, which in many instances is premium. To the extent management’s assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

Large Losses and Other Adjustments

The triangles are unadjusted with respect to large losses and catastrophic losses, including losses related to the 2004, 2005, 2008 and 2011 catastrophes. The loss amounts are gross of any retrocession recoveries. The premium data is gross of any retrocession recoveries and includes any reinstatement premiums associated with the loss events.

Business Not Included

Cessions to the FCIC within the Insurance Agriculture & Other Specialty class have been excluded from the analysis. No other business has been excluded from the analysis.

Discounting

The losses and IBNR stated in the triangles do not include a provision to reflect the time value of money.

Maturity of Triangle Periods

Since Endurance was formed in late 2001, underwriting data is available only for periods beginning 2001 or subsequent. For many lines of business, even less data is available as those lines were added more recently. For the business lines with sparse or limited data presented, there is an additional amount of uncertainty in the estimated ultimate loss and LAE and actual loss experience could differ materially from the estimated ultimate loss amount.

Definitions

To assist the reader, several key definitions are highlighted below.

Accident Year means the year in which the event occurred that triggered a claim to Endurance. All years referred to are years ending December 31st.

Additional Case Reserves or ACRs are amounts that are held in addition to Case Reserves that result from Endurance’s claims professionals determining that the established Case Reserves (which are often established by cedents or third parties) are expected to be insufficient to meet the expected future settlement amounts.

Additional Event Reserves are amounts that are held in respect of known events that are expected to give rise to future settlements but at the time of being established, not enough is known to allocate them to specific (re)-insureds.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

Allocated Loss Adjustment Expense or ALAE is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors or legal experts.

Case Incurred Loss and ALAE is the sum of Paid Losses and ALAE, plus Case Reserves and any Additional Case Reserves.

Case Reserves are amounts set aside in relation to claims that have been made but not yet been paid and represent an assessment of the remaining amount to be paid in respect of each notified claim.

Ceded Claims are those amounts Endurance received or expects to receive from third party reinsurers to whom Endurance ceded premiums.

Ceded Premiums are those premiums paid by Endurance to third party reinsurers.

Diagonals in the triangle from bottom left to top right represent evaluation dates. For example, the last diagonal in our published triangles shows the position of each Accident Year as at December 31, 2011.

Earned Premium is the amount of policy premiums allocated between Accident Years in accordance with the assumed incidence of risk which results from insurance and reinsurance contracts that do not all commence at the start of a given Accident Year.

FCIC is the U.S. Federal Crop Insurance Corporation, the government reinsurer of multi-peril crop insurance underwritten by Endurance’s agriculture insurance subsidiary.

Gross Premiums and Gross Losses are shown before the impact of any third party outwards reinsurance that Endurance purchases including catastrophe bonds.

IBNR means incurred but not reported reserve, or a reserve amount held to cover expected future settlements in relation to all claims that have occurred but have not yet been reported to Endurance. This includes a reserve provision for claims which may have already occurred and expected development (upward or downward) in existing Case Reserves and Additional Case Reserves. Endurance’s process for establishing IBNR is discussed further in Section V of this document.

Loss Adjustment Expense or LAE is expense incurred in settling the claim. LAE includes the costs of third party loss assessors or legal experts and the cost of internal time necessary to settle a claim. LAE is the sum of ALAE and ULAE.

Maturity is measured in months from the start of the Accident Year.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

Net means the retained portion of premiums written or losses paid and incurred. Net Premium equals Gross Premium less Ceded Premium and Net Losses equals Gross Losses less Ceded Claims.

Paid Losses are claim amounts paid to insureds or ceding companies.

Report Year / Claims Made Year refers to the year in which a claim is reported to Endurance. All years referred to are years ending December 31st.

Triangle is a cross tabulation of data usually showing financial quantities in respect of periods of exposure (e.g. Accident Years), each evaluated at regular intervals (maturities).

Unallocated Loss Adjustment Expense or ULAE is an assessment of the internal expenses required to settle the current claims.

Ultimate Loss and LAE are the total of all expected settlement amounts, whether paid or reserved together with any associated settlement expenses and is the estimated total amount of loss at the measurement date. For the purposes of this report, Ultimate Loss & LAE is calculated by adding: Paid Loss ALAE, Case Reserves, Additional Case Reserves, IBNR (inclusive of Additional Event Reserves), and ULAE.

Ultimate Loss and LAE Ratio is the ratio of Ultimate Loss and LAE amounts to Earned Premium, which shows the relationship between expected losses and the associated premiums that are received related to those losses.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

IV. TRIANGLE CLASS DETAILS

a) Insurance Long Tail—High Attaching Excess of Loss Casualty

The high attaching excess of loss casualty triangle class represents the commercial casualty insurance business underwritten by Endurance’s Bermuda operating subsidiary. This triangle class comprises three of Endurance’s lines of business.

Healthcare Liability Insurance – Third party excess liability coverage for hospitals in the United States written on both a direct insurance basis and as reinsurance to captive insurance companies. Clients are predominantly multi-hospital systems, academic medical centers and specialty hospitals such as pediatric hospitals. Clients typically assume a large portion of their own risk, practice strong clinical risk management and claims management, and purchase large limits.

Excess Casualty Insurance – Third-party liability coverage for a wide range of industry groups. Clients are typically Fortune 1000 companies in a variety of industries, including but not limited to: chemical manufacturers; medical products; pharmaceuticals; construction, including home builders and owner controlled insurance programs; transportation, including commuter and freight rail, and trucking; premises exposures; and manufacturing.

Professional Lines Insurance – Management liability and professional liability coverage for all industry groups underwritten on a direct insurance or facultative reinsurance basis. Clients are U.S. and international commercial and financial institutions. The products in this business line include directors & officers liability (except managed care), errors & omissions, employment practices liability and fiduciary liability for commercial and financial institutions.

b) Insurance Long Tail – United States Sourced Casualty

The United States sourced casualty class comprises U.S. commercial liability insurance underwritten by certain of Endurance’s U.S. insurance operating subsidiaries, which commenced operations in 2005. The largest product in this triangle class based upon gross earned premium is excess casualty, with the remainder comprising primary casualty, pollution liability, healthcare liability, directors & officers’ liability, and miscellaneous errors & omissions liability.

Excess Casualty Insurance – Endurance’s United States sourced excess casualty product targets clients, typically below the Fortune 500 level, that include contractors, manufacturers, real estate, financial institutions, transportation, and public entities. Participations are generally on the second or third excess of loss layers.

Primary Casualty Insurance – The primary casualty product typically insures commercial exposures for smaller clients representing general liability and auto exposures.

Pollution Liability Insurance – The pollution liability business provides general liability, contractor’s pollution liability, and professional liability coverage for environmental engineers and contractors throughout the United States. A smaller portion of this book provides site pollution coverage.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

Healthcare Liability Insurance – The healthcare liability business provides a range of specialized excess professional liability products to community based hospitals as well as large physicians’ groups

Directors’ and Officers’ Liability Insurance – The directors’ and officers’ liability business provides specialized primary and excess management liability products, principally to Fortune 2500 publicly traded, private and not-for-profit commercial entities.

Miscellaneous Errors and Omissions Insurance – Endurance’s miscellaneous errors and omissions product includes primary and excess coverage of insurance related services, real estate related services, technology services, general consulting services and media services.

For all of the above listed businesses, Endurance utilizes third party reinsurance to limit its retention to within its risk tolerances.

c) Insurance Long Tail – Workers’ Compensation

The workers’ compensation triangle class was primarily ground up workers’ compensation insurance in niche markets in the United States. Target clients were small businesses that were written through local production sources utilizing web-based systems. Experience in this class was a combination of insurance and reinsurance, as in 2006 we converted the business from reinsurance to insurance. However, we have separated the insurance and reinsurance triangles to allow segment based analysis. Since late 2005, the exposures in this triangle class primarily arose from California and consisted predominantly of ground up workers’ compensation coverage provided to small and medium size businesses.

The Company exited the California workers’ compensation business during the first quarter of 2009.

d) Insurance Other Specialty – Agriculture and Other Specialty

The agriculture and other specialty insurance triangle class is comprised of multi-peril crop insurance (a business that interacts heavily with the U.S. federal government’s crop reinsurance program), crop hail, livestock risk protection and other agriculture risk management products. The protections offered provide coverage for yield and revenue losses resulting from weather related perils, such as drought and hail, as well as losses stemming from commodity price movements. The majority of this triangle class is multi-peril crop insurance.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

e) Insurance Short Tail – International Sourced Property

The international sourced property triangle class included the commercial property insurance and facultative reinsurance business underwritten by Endurance’s Bermuda and U.K. operating subsidiaries. This triangle class was initially composed of business written by Endurance’s Bermuda subsidiary, which focused on underwriting U.S. clients that required multiple insurers and reinsurers to accommodate their insurance needs. More recently it included business written by the U.K. subsidiary.

The Company ceased underwriting property insurance in its Bermuda subsidiary in 2006 and exited the Bermuda and U.K. property insurance market during the first quarter of 2009.

f) Insurance Short Tail – United States Sourced Property

The United States sourced property triangle class comprises commercial property insurance underwritten by certain of Endurance’s U.S. operating subsidiaries, which commenced operations in 2005.

The products offered in this triangle class are named peril catastrophe protection and difference in conditions coverage for earthquake and flood for all usual commercial occupancies and throughout the United States. Typical risks that are written have multiple layers of coverage provided by multiple insurance carriers.

This triangle class also contains a comparatively small component of commercial property all-risk coverage that includes wind exposed risks.

In addition, the triangle class includes habitational property risks across the U.S. with a focus in the Northeast.

g) Reinsurance Long Tail – Casualty Directors and Officers

The casualty directors and officers triangle class contains predominantly U.S. directors’ and officers’ liability and related products, written almost exclusively on a claims made basis. Business in this triangle class is written on either an excess of loss or a proportional basis.

h) Reinsurance Long Tail – Casualty Motor

The casualty motor triangle class comprises treaty reinsurance of U.S. and international cedents underwriting motor business. The international business is comprised largely of proportional protections covering both property and third party exposures. The U.S. business is a mix of proportional and excess of loss coverages, where the exposure is predominantly liability.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

i) Reinsurance Long Tail – Casualty Other

The casualty other triangle class comprises our treaty casualty products (other than the products included in the casualty motor or casualty directors and officers triangle classes) underwritten by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Singapore and Zurich branches.

This triangle class includes third party liability exposures from ceding companies on a treaty basis and comprises most casualty exposures including, general liability, public liability, products liability, umbrella and clash, warranty, medical malpractice liability, lawyers errors and omissions, miscellaneous errors and omissions, excess casualty and political risk. This triangle class includes both frequency and severity-exposed contracts covering risk underwritten on both an occurrence and claims made basis.

j) Reinsurance Long Tail – Workers’ Compensation

The workers’ compensation reinsurance triangle class was primarily workers’ compensation reinsurance in niche markets in the United States. Endurance writes traditional working layer workers’ compensation reinsurance on either an excess of loss or a proportional basis. Coverage is typically provided on a per person/per occurrence basis.

k) Reinsurance Other Specialty – Agriculture & Other Specialty

The agriculture & other specialty triangle class predominantly consists of U.S. agricultural reinsurance, but also includes personal accident reinsurance underwritten by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Singapore and Zurich branches.

Endurance’s agriculture reinsurance products specialize in risks associated with the production of food and fiber on a global basis underwritten through traditional treaty reinsurance, proportional and aggregate stop loss, as well as custom risk transfer mechanisms. The protections offered provide coverage for yield and revenue losses resulting from weather related perils such as drought and hail as well as losses stemming from commodity price movements.

Endurance’s other specialty lines include personal accident products such as accidental death, medical and disability coverages underwritten on a treaty and facultative reinsurance basis. Endurance’s personal accident products provide per person and catastrophe protection, for life insurance companies and other specialty risk underwriters.

l) Reinsurance Other – Short Tail Marine & Aerospace

Endurance’s aerospace products in this triangle class include proportional and non-proportional treaty reinsurance for airline hull and liability, aircraft manufacturers’ products liability and general aviation risks. Endurance also includes in this triangle class proportional treaty reinsurance for satellite launch and in-orbit coverage.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

The marine products in this triangle class contain a wide range of marine and energy business underwritten on both a proportional and non-proportional basis underwritten by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Singapore and Zurich branches. Initially the underwritings were dominated by onshore energy business underwritten from Bermuda. The development of the marine and energy team in the U.K. and U.S. led to an expansion into offshore energy business. In 2006, Endurance exited the offshore energy business and significantly curtailed underwriting of onshore energy risks. Since 2007, a modest amount of onshore energy risks have been underwritten within the property portfolio and the book has decreased significantly in size with more of a focus on hull and cargo risks.

m) Reinsurance Short Tail – Short Tail Property

The short tail property triangle class contains international and U.S. property catastrophe business and workers compensation catastrophe business underwritten by the Company’s Bermuda subsidiary and per risk excess of loss and proportional treaty business underwritten in the U.S. and U.K. subsidiaries and the Singapore and Zurich branches.

Endurance’s property catastrophe reinsurance reinsures ceding company clients’ exposures to catastrophic events such as tropical cyclones including hurricanes and typhoons, earthquakes and tsunamis, floods, thunderstorms including tornados and hailstorms, fire, as well as terror attacks on a treaty basis. Coverage typically applies only when a catastrophic event impacts more than one risk or insured. Endurance has established a worldwide portfolio of reinsurance contracts, including coverage in the Americas, Europe, Africa, Asia, and Oceania. Endurance reinsures predominantly on an indemnity excess of loss basis, although Endurance also provides pro rata coverage for certain types of events primarily related to catastrophes. In addition, coverage can be based on either an industry loss or physical trigger basis.

Endurance’s Workers’ compensation catastrophe reinsurance consists of the reinsurance of U.S. workers’ compensation writers against multi-life events. The major exposures are earthquake and transport related losses.

Endurance’s property per risk treaty reinsurance covers portfolios of individual property risks such as buildings, contents, equipment and business interruption that are protected by primary insurers. These risks are assumed on a treaty basis. Endurance underwrites personal, commercial and industrial lines, but the years shown in this report are predominantly commercial and industrial exposures. Endurance underwrites this business primarily from its U.S., Singapore, Zurich and U.K. subsidiaries. Endurance underwrites pro rata of primary, pro rata of excess and traditional excess of loss business. All excess of loss agreements have risk limits in place and, with a limited number of exceptions; all treaties either have occurrence limits or limited reinstatement rights.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

n) Reinsurance Short Tail – Short Tail Surety

Endurance underwrites surety reinsurance on both a proportional and excess of loss basis. The business in the short tail surety triangle class focuses primarily on reinsurance of surety and fidelity lines of business. The surety reinsurance products are underwritten by one of Endurance’s U.S. subsidiaries and are largely comprised of U.S. programs established on either a direct or brokered basis. Endurance’s business partners in connection with these products include national account writers, regional companies and specialty operations.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

V. OVERVIEW OF RESERVING METHODOLOGY

In order to estimate Endurance’s reserve for losses and loss expenses, management uses information either (i) developed from internal or independent external sources, or (ii) pricing information created by Endurance or provided to Endurance by insureds and brokers at the time individual contracts and policies are bound. In addition, management uses commercially available risk analysis models, contract by contract review by our underwriting teams and to a limited extent, overall market share assumptions to estimate our loss and loss expense reserves related to specific loss events. When the applicable information has been obtained, Endurance uses a variety of actuarial methods to estimate the ultimate losses and loss expenses incurred by Endurance in connection with business it has underwritten and thus, the applicable reserve for losses and loss expenses.

While management does not at this time include an explicit or implicit provision for uncertainty in its reserve for losses and loss expenses, certain of Endurance’s business lines are by their nature subject to additional uncertainties, including Endurance’s casualty, property, catastrophe, aerospace and surety and other specialty lines in the Reinsurance business segment and Endurance’s casualty and professional lines in the Insurance business segment, which are discussed in detail below. In addition, Endurance’s Reinsurance business segment is subject to additional factors which add to the uncertainty of estimating loss and loss expense reserves. Time lags in the reporting of losses can also introduce further ambiguity to the process of estimating loss and loss expense reserves.

Certain aspects of Endurance’s casualty line in the Reinsurance business segment and the casualty and professional lines in the Insurance business segment complicate the process of estimating loss reserves. These include the lack of long-term historical data for losses of the same type intended to be covered by the policies and contracts written by Endurance, and the expectation that a portion of losses in excess of Endurance’s attachment levels in many of its contracts will be low in frequency and high in severity, limiting the usefulness of claims experience of other insurers and reinsurers for similar claims. In addition, the portion of Endurance’s casualty line in its Insurance business segment that is underwritten in Bermuda includes policy forms that vary from more traditional policy forms. The primary difference in the casualty policy form used by Endurance’s Bermuda subsidiary from more traditional policy forms relates to the coverage being provided on an occurrence reported basis instead of the typical occurrence or claims-made basis used in traditional policy forms. The occurrence reported policy forms typically cover occurrences causing unexpected and unintended personal injury or property damage to third parties arising from events or conditions that commence at or subsequent to an inception date and prior to the expiration of the policy, provided that proper notice is given during the term of the policy or the discovery period.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

The inherent uncertainty of estimating Endurance’s loss and loss expense reserves for its Reinsurance business segment increases principally due to:

(i)	the lag in time between the time claims are reported to the ceding company and the time they are reported through one or more reinsurance broker intermediaries to Endurance;

(ii)	the differing reserving practices among ceding companies;

(iii)	the diversity of loss development patterns among different types of reinsurance treaties or contracts; and

(iv)	Endurance’s need to rely on its ceding companies for loss information.

In addition to the factors creating uncertainty in Endurance’s estimate of loss and loss expense reserves, Endurance’s estimated reserve for losses and loss expenses can change over time because of unexpected changes in the external environment. Potential changing external factors include:

•	changes in the inflation rate for goods and services related to the covered damages;

•	changes in the general economic environment that could cause unanticipated changes in claim frequency or severity;

•	changes in the litigation environment regarding the representation of plaintiffs and potential plaintiffs;

•

changes in the judicial and/or arbitration environment regarding the interpretation of policy and contract provisions relating to the determination of coverage and/or the amount of damages awarded for certain types of claims;

•	changes in the social environment regarding the general attitude of juries in the determination of liability and damages;

•	changes in the legislative environment regarding the definition of damages;

•	new types of injuries caused by new types of injurious activities or exposures; and

•	in the case of assumed reinsurance, changes in ceding company case reserving and reporting patterns.

Endurance’s estimates of reserves for losses and loss expenses can also change over time because of changes in internal company operations. Potential changing internal factors include:

•	alterations in claims handling procedures;

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

•	growth in new lines of business where exposure and loss development patterns are not well established; or

•	changes in the quality of risk selection or pricing in the underwriting process.

Due to the inherent complexity of the assumptions used in establishing Endurance’s loss and loss expense reserve estimates, final claim settlements made by Endurance may vary significantly from the present estimates, particularly when those settlements may not occur until well into the future.

For a more detailed discussion of the Company’s reserving methodology and an analysis of the potential variability in reserves for losses and loss expenses, please see the Company’s most recent Annual Report on Form 10-K, as amended, and Quarterly Reports on Form 10-Q as filed with the SEC.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

VI. RECONCILIATIONS

Reconciliation of Gross Unpaid Loss and LAE

The following table reconciles the reserves for losses and loss expenses as of December 31, 2011 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserves for losses and loss expenses published in the triangles (all amounts in millions, on a gross basis).

September 30,
Consolidated triangles unpaid loss and LAE	$3,666.7

FCIC related Agriculture Insurance Reserves	186.9

Deposit accounting reserves	(26.4)

Foreign Exchange and Other	(3.0)

Adjusted unpaid loss and LAE	$3,824.2

Reserves for losses and loss expenses Per 12/31/11 GAAP Financial Statements	$3,824.2

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

Reconciliation of Gross Earned Premium

The following table reconciles the calendar year 2011 earned premium as of December 31, 2011 as reported in Endurance’s financial statements prepared in accordance with GAAP to the earned premium published in the triangles (all amounts in millions, on a gross basis). Prior diagonals were reconciled in our previously disclosed 2010 Loss Development Triangles. Differences between the 2011 and 2010 versions are mainly due to foreign exchange movements.

September 30,
Consolidated triangles earned premium	$2,101.3

FCIC related Agriculture Insurance Premium	280.8

Impact of contracts subject to deposit accounting	(2.1)

Miscellaneous adjustments (including Foreign Exchange)	(3.0)

Adjusted 2011 Earned Premium	$2,377.0

2011 Earned Premium per Financial Statements	$2,377.0

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

Reconciliation of Calendar Year Loss Emergence

The following table reconciles the calendar year 2011 development of losses and loss adjustment expenses as of December 31, 2011 as reported in Endurance’s financial statements prepared in accordance with GAAP to the development of losses and loss adjustment expenses published in the triangles (all amounts in millions). Prior diagonals were reconciled in our previously disclosed 2010 Loss Development Triangles. Differences between the 2011 and 2010 versions are mainly due to foreign exchange movements.

September 30,
Development per Triangles	$156.3

Impact of ceded,

Including FCIC related impact for Agriculture Insurance	8.7

Impact of contracts subject to deposit accounting	0.9

Miscellaneous, including Foreign Exchange*	14.0

Adjusted development	$179.9

Development per Financial Statements	$179.9

*	A majority of the miscellaneous effect is due to the impact of premium adjustments and the level of aggregation used to compute the prior year development within the global loss triangles.

Endurance Specialty Holdings Ltd.

2011 Global Loss Triangles

Reconciliation of Triangle Classes to Lines of Business

The following tables reconcile the lines of business of Endurance as of December 31, 2011 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserving classes published in the triangles.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Lines of Business
Triangle Class - Insurance Segment	Property	Casualty	Agriculture	Healthcare Liability	Surety and Other Specialty	Professional Lines
Agriculture and Other Specialty			X
High Attaching Excess of Loss Casualty		X		X		X
US Sourced Casualty		X
International Sourced Property	X
US Sourced Property	X
Workers’ Compensation					X

	September 30,	September 30,	September 30,	September 30,	September 30,
Triangle Class - Reinsurance Segment	Property	Casualty	Catastrophe	Aerospace and Marine	Surety and Other Specialty
Agriculture and Other Specialty					X
Casualty Other		X
Casualty Directors & Officers		X
Casualty Motor		X
Short Tail Marine and Aerospace				X
Short Tail Property	X		X
Short Tail Surety					X
Workers’ Compensation		X

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Consolidated Total
Consolidated Total

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	462,929	122,857	9,679	5,374	16,940	480	155,330	34%
2003	1,243,261	377,579	24,110	5,392	60,344	1,348	468,773	38%
2004	1,643,873	648,345	24,568	2,429	103,845	1,963	781,149	48%
2005	1,798,968	1,509,656	80,433	11,542	113,883	3,157	1,718,672	96%
2006	1,895,420	577,221	87,786	6,129	137,257	4,118	812,510	43%
2007	1,764,198	627,739	93,311	16,389	170,442	5,137	913,018	52%
2008	1,978,791	923,308	202,089	14,829	222,812	7,828	1,370,865	69%
2009	1,877,292	637,615	102,344	11,549	312,278	9,391	1,073,178	57%
2010	1,880,997	504,356	196,100	10,974	454,192	14,361	1,179,982	63%
2011	2,094,340	744,026	329,432	43,188	727,117	22,132	1,865,894	89%

	16,640,069	6,672,702	1,149,852	127,794	2,319,111	69,913	10,339,372	62%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	26,341	(178)	(1)	—	0	—	(179)	-1%
2003	9,753	1,242	13	—	9	—	1,264	13%
2004	11,277	9,711	88	—	29	—	9,828	87%
2005	29,125	14,018	331	—	1,780	—	16,128	55%
2006	118,209	14,796	13,128	107	7,719	—	35,750	30%
2007	196,923	24,568	6,005	—	15,578	—	46,151	23%
2008	230,279	56,717	7,007	—	18,455	—	82,178	36%
2009	223,622	70,781	7,332	108	41,785	—	120,007	54%
2010	147,241	3,929	26,277	—	52,874	—	83,081	56%
2011	154,688	6,746	15,485	879	68,810	—	91,919	59%

	1,147,457	202,329	75,664	1,094	207,039	—	486,126	42%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	436,588	123,035	9,679	5,374	16,940	480	155,509	36%
2003	1,233,507	376,337	24,097	5,392	60,335	1,348	467,510	38%
2004	1,632,596	638,634	24,480	2,429	103,816	1,963	771,321	47%
2005	1,769,843	1,495,638	80,103	11,542	112,103	3,157	1,702,544	96%
2006	1,777,212	562,425	74,658	6,022	129,538	4,118	776,760	44%
2007	1,567,275	603,172	87,306	16,389	154,864	5,137	866,868	55%
2008	1,748,513	866,591	195,082	14,829	204,357	7,828	1,288,687	74%
2009	1,653,670	566,834	95,012	11,441	270,493	9,391	953,172	58%
2010	1,733,756	500,427	169,823	10,974	401,318	14,361	1,096,902	63%
2011	1,939,652	737,280	313,947	42,309	658,307	22,132	1,773,975	91%

	15,492,611	6,470,373	1,074,188	126,700	2,112,072	69,913	9,853,247	64%

Insurance—Agriculture gross is net of FCIC cession

Exhibit 1, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Consolidated Total

Consolidated Total

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	4,698	48,863	66,948	74,425	99,722	101,945	110,823	119,258	121,695	122,857
2003	53,678	155,000	213,815	251,121	293,818	319,945	336,652	364,336	377,579
2004	128,150	364,750	463,341	537,818	580,235	613,656	631,436	648,345
2005	298,439	867,210	1,190,062	1,347,813	1,441,621	1,489,837	1,509,656
2006	65,058	307,118	410,953	492,634	543,279	577,221
2007	71,949	316,858	415,008	556,855	627,739
2008	336,406	702,158	841,496	923,308
2009	269,972	536,770	637,615
2010	215,325	504,356
2011	744,026

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	50,590	99,037	102,542	128,209	145,047	141,430	139,688	137,410	132,845	137,910
2003	164,944	279,938	315,199	347,354	373,317	386,488	399,779	400,383	407,082
2004	329,915	567,387	618,685	642,659	665,071	672,271	668,249	675,341
2005	959,562	1,446,067	1,529,734	1,589,596	1,623,565	1,598,337	1,601,631
2006	202,527	461,258	530,506	585,882	621,804	671,135
2007	205,475	502,678	623,440	692,288	737,439
2008	718,707	895,338	1,051,971	1,140,226
2009	514,567	696,417	751,509
2010	468,082	711,430
2011	1,116,645

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	241,683	210,195	182,626	195,817	190,063	182,376	179,043	167,500	154,975	155,330
2003	737,430	629,666	556,978	539,056	529,189	514,119	503,146	484,405	468,773
2004	1,101,132	998,904	912,695	883,384	851,137	829,521	783,731	781,149
2005	1,820,919	1,880,501	1,850,971	1,819,364	1,802,011	1,747,571	1,718,672
2006	1,000,695	918,804	868,929	839,762	816,657	812,510
2007	975,053	966,779	958,946	932,907	913,018
2008	1,391,379	1,314,071	1,359,483	1,370,865
2009	1,115,553	1,123,294	1,073,178
2010	1,226,722	1,179,982
2011	1,865,894

Diagonals as of 12/31

Insurance—Agriculture gross is net of FCIC cession

Exhibit 1, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Consolidated Total

Consolidated Total

GROSS BASIS

	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	52.2%	45.4%	39.5%	42.3%	41.1%	39.4%	38.7%	36.2%	33.5%	33.6%
2003	59.3%	50.6%	44.8%	43.4%	42.6%	41.4%	40.5%	39.0%	37.7%
2004	67.0%	60.8%	55.5%	53.7%	51.8%	50.5%	47.7%	47.5%
2005	101.2%	104.5%	102.9%	101.1%	100.2%	97.1%	95.5%
2006	52.8%	48.5%	45.8%	44.3%	43.1%	42.9%
2007	55.3%	54.8%	54.4%	52.9%	51.8%
2008	70.3%	66.4%	68.7%	69.3%
2009	59.4%	59.8%	57.2%
2010	65.2%	62.7%
2011	89.1%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	393,472	453,262	459,358	470,574	464,404	464,254	462,810	462,983	462,915	462,929
2003	1,228,413	1,240,588	1,242,605	1,241,080	1,242,240	1,242,860	1,243,307	1,243,356	1,243,261
2004	1,612,881	1,635,123	1,638,408	1,640,770	1,641,551	1,643,214	1,644,253	1,643,873
2005	1,780,548	1,796,857	1,800,500	1,801,845	1,803,457	1,799,386	1,798,968
2006	1,851,010	1,887,054	1,893,995	1,896,871	1,896,000	1,895,420
2007	1,764,728	1,767,249	1,762,668	1,763,816	1,764,198
2008	1,978,662	1,978,869	1,978,676	1,978,791
2009	1,871,563	1,876,242	1,877,292
2010	1,874,136	1,880,997
2011	2,094,340

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	241,683	(31,487)	(27,569)	13,191	(5,754)	(7,687)	(3,333)	(11,543)	(12,525)	355	(86,353)
2003	737,430	(107,764)	(72,688)	(17,922)	(9,867)	(15,070)	(10,973)	(18,741)	(15,632)		(268,657)
2004	1,101,132	(102,229)	(86,209)	(29,311)	(32,247)	(21,616)	(45,790)	(2,582)			(319,983)
2005	1,820,919	59,582	(29,529)	(31,607)	(17,353)	(54,440)	(28,899)				(102,247)
2006	1,000,695	(81,891)	(49,875)	(29,167)	(23,105)	(4,147)					(188,185)
2007	975,053	(8,274)	(7,833)	(26,039)	(19,889)						(62,035)
2008	1,391,379	(77,308)	45,412	11,383							(20,514)
2009	1,115,553	7,741	(50,115)								(42,375)
2010	1,226,722	(46,739)									(46,739)
2011	1,865,894

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(31,487)	(135,334)	(161,725)	(50,303)	(158,285)	(140,406)	(175,793)	(127,488)	(156,266)	(1,137,088)

Diagonals as of 12/31

Insurance—Agriculture gross is net of FCIC cession

Exhibit 1, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

High Attaching Excess of Loss Casualty

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	43,815	32	18	—	4,094	62	4,205	10%
2003	174,168	7,006	71	—	16,737	252	24,066	14%
2004	235,163	9,230	3,235	—	28,081	470	41,016	17%
2005	259,332	22,790	25,066	—	40,069	977	88,902	34%
2006	266,250	35,975	15,538	—	59,249	1,122	111,884	42%
2007	244,545	110,391	11,969	—	76,762	1,331	200,452	82%
2008	219,945	25,398	70,598	—	90,776	2,421	189,192	86%
2009	226,454	33,665	564	—	119,718	1,804	155,751	69%
2010	223,117	503	77,716	—	138,205	3,239	219,663	98%
2011	210,234	—	50	—	142,884	2,144	145,078	69%

	2,103,023	244,991	204,823	—	716,576	13,821	1,180,211	56%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	509	—	—	—	0	—	0	0%
2004	446	41	29	—	2	—	72	16%
2005	470	—	—	—	42	—	42	9%
2006	170	—	—	—	101	—	101	59%
2007	3,728	—	—	—	1,396	—	1,396	37%
2008	5,526	—	—	—	1,242	—	1,242	22%
2009	15,073	3,886	(28)	—	8,638	—	12,496	83%
2010	23,747	282	23,937	—	15,495	—	39,715	167%
2011	38,191	—	—	—	25,614	—	25,614	67%

	87,859	4,209	23,938	—	52,532	—	80,679	92%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	43,815	32	18	—	4,094	62	4,205	10%
2003	173,660	7,006	71	—	16,736	252	24,066	14%
2004	234,717	9,190	3,206	—	28,080	470	40,945	17%
2005	258,862	22,790	25,066	—	40,026	977	88,859	34%
2006	266,080	35,975	15,538	—	59,149	1,122	111,783	42%
2007	240,817	110,391	11,969	—	75,366	1,331	199,056	83%
2008	214,418	25,398	70,598	—	89,534	2,421	187,950	88%
2009	211,380	29,778	592	—	111,080	1,804	143,255	68%
2010	199,370	221	53,779	—	122,710	3,239	179,949	90%
2011	172,044	—	50	—	117,270	2,144	119,464	69%

	2,015,164	240,782	180,886	—	664,044	13,821	1,099,533	55%

Exhibit 2, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

High Attaching Excess of Loss Casualty

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	32
2003	—	18	24	48	58	1,766	1,768	3,472	7,006
2004	—	44	160	3,746	4,071	4,079	9,168	9,230
2005	2,780	2,744	8,030	8,050	8,480	22,530	22,790
2006	42	6,711	8,862	35,399	35,497	35,975
2007	11	494	3,173	79,706	110,391
2008	12,263	10,031	25,014	25,398
2009	12	127	33,665
2010	44	503
2011	—

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	50
2003	0	5,018	6,108	4,048	4,058	5,044	5,028	6,728	7,077
2004	—	44	160	3,769	4,071	4,092	9,217	12,465
2005	10,780	15,794	18,056	34,550	47,625	47,627	47,856
2006	7,042	15,577	24,440	35,506	35,535	51,513
2007	2,011	22,994	83,458	107,469	122,359
2008	12,513	17,387	75,932	95,996
2009	12	35,809	34,229
2010	25,544	78,219
2011	50

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	33,623	28,419	22,995	20,490	16,449	14,668	13,370	9,624	5,478	4,205
2003	124,562	114,944	93,978	81,589	68,616	59,697	51,369	30,037	24,066
2004	161,955	146,298	134,875	122,134	94,267	76,543	50,265	41,016
2005	196,551	190,176	176,186	147,995	133,656	112,730	88,902
2006	208,360	195,097	171,340	147,413	117,416	111,884
2007	180,261	221,452	242,383	211,719	200,452
2008	165,854	151,854	197,703	189,192
2009	145,657	177,745	155,751
2010	193,480	219,663
2011	145,078

Diagonals as of 12/31

Exhibit 2, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

High Attaching Excess of Loss Casualty

GROSS BASIS

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	76.7%	64.9%	52.5%	46.8%	37.5%	33.5%	30.5%	22.0%	12.5%	9.6%
2003	71.5%	66.0%	54.0%	46.8%	39.4%	34.3%	29.5%	17.2%	13.8%
2004	68.9%	62.2%	57.4%	51.9%	40.1%	32.5%	21.4%	17.4%
2005	75.8%	73.3%	67.9%	57.1%	51.5%	43.5%	34.3%
2006	78.3%	73.3%	64.4%	55.4%	44.1%	42.0%
2007	73.7%	90.6%	99.1%	86.6%	82.0%
2008	75.4%	69.0%	89.9%	86.0%
2009	64.3%	78.5%	68.8%
2010	86.7%	98.5%
2011	69.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	44,252	44,252	43,815	43,815	43,815	43,815	43,815	43,815	43,815	43,815
2003	173,063	174,352	174,168	174,168	174,168	174,168	174,168	174,168	174,168
2004	236,951	235,206	235,202	235,162	235,162	235,163	235,163	235,163
2005	259,056	258,736	258,568	258,366	258,386	258,385	259,332
2006	267,007	267,188	266,815	266,848	266,845	266,250
2007	245,315	244,699	244,897	244,895	244,545
2008	219,173	219,935	219,929	219,945
2009	226,271	226,426	226,454
2010	223,557	223,117
2011	210,234

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	33,623	(5,204)	(5,424)	(2,505)	(4,041)	(1,782)	(1,298)	(3,746)	(4,146)	(1,272)	(29,418)
2003	124,562	(9,618)	(20,966)	(12,388)	(12,973)	(8,919)	(8,328)	(21,332)	(5,971)		(100,496)
2004	161,955	(15,657)	(11,423)	(12,741)	(27,866)	(17,724)	(26,278)	(9,248)			(120,938)
2005	196,551	(6,375)	(13,990)	(28,191)	(14,339)	(20,925)	(23,829)				(107,649)
2006	208,360	(13,264)	(23,757)	(23,927)	(29,996)	(5,532)					(96,476)
2007	180,261	41,191	20,931	(30,664)	(11,267)						20,192
2008	165,854	(14,000)	45,849	(8,511)							23,338
2009	145,657	32,088	(21,994)								10,094
2010	193,480	26,184									26,184
2011	145,078

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(5,204)	(15,042)	(39,128)	(34,228)	(54,749)	(48,840)	(61,134)	(55,404)	(61,440)	(375,169)

Diagonals as of 12/31

Exhibit 2, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

United States Sourced Casualty

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	6,146	25	32	—	1,725	96	1,878	31%
2006	35,190	19,108	16,585	—	9,713	990	46,395	132%
2007	63,001	12,017	7,700	—	17,075	1,151	37,942	60%
2008	97,597	19,345	11,938	—	31,982	2,087	65,353	67%
2009	179,031	57,658	20,310	1	75,675	4,721	158,365	88%
2010	202,990	22,179	19,252	—	104,003	6,250	151,684	75%
2011	232,216	5,530	13,389	—	147,866	8,501	175,286	75%

	816,170	135,863	89,205	1	388,038	23,795	636,903	78%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	4,894	19	24	—	1,446	—	1,489	30%
2006	25,664	13,558	12,082	—	7,265	—	32,905	128%
2007	43,845	7,420	5,764	—	12,062	—	25,246	58%
2008	53,255	8,633	6,685	—	16,731	—	32,049	60%
2009	67,128	24,193	4,179	—	28,714	—	57,085	85%
2010	66,137	3,537	2,194	—	34,830	—	40,562	61%
2011	56,884	679	451	—	37,157	—	38,287	67%

	317,806	58,039	31,379	—	138,205	—	227,622	72%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	1,251	6	8	—	279	96	389	31%
2006	9,526	5,550	4,503	—	2,447	990	13,490	142%
2007	19,156	4,598	1,936	—	5,012	1,151	12,697	66%
2008	44,342	10,712	5,253	—	15,252	2,087	33,304	75%
2009	111,903	33,465	16,131	1	46,962	4,721	101,280	91%
2010	136,853	18,642	17,058	—	69,172	6,250	111,122	81%
2011	175,333	4,851	12,937	—	110,709	8,501	136,999	78%

	498,365	77,824	57,826	1	249,834	23,795	409,281	82%

Exhibit 3, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

United States Sourced Casualty

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	14	25
2006	29	163	9,744	12,815	15,993	19,108
2007	134	2,235	4,380	8,667	12,017
2008	513	4,416	11,670	19,345
2009	1,662	44,020	57,658
2010	2,644	22,179
2011	5,530

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	25	58
2006	445	12,990	14,046	15,883	19,395	35,692
2007	1,192	4,578	10,691	13,939	19,717
2008	2,896	13,031	19,358	31,283
2009	21,459	59,331	77,969
2010	14,247	41,432
2011	18,919

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	4,959	5,301	4,310	3,712	2,924	2,573	1,878
2006	31,196	39,576	36,923	31,041	32,290	46,395
2007	49,976	47,703	41,266	37,746	37,942
2008	74,187	66,550	65,038	65,353
2009	128,890	157,814	158,365
2010	144,126	151,684
2011	175,286
Diagonals as of 12/31

Exhibit 3, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

United States Sourced Casualty

GROSS BASIS

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	80.7%	86.2%	70.1%	60.4%	47.6%	41.9%	30.6%
2006	88.7%	112.5%	104.9%	88.2%	91.8%	131.8%
2007	79.3%	75.7%	65.5%	59.9%	60.2%
2008	76.0%	68.2%	66.6%	67.0%
2009	72.0%	88.1%	88.5%
2010	71.0%	74.7%
2011	75.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	6,119	6,146	6,146	6,146	6,146	6,146	6,146
2006	34,914	35,146	35,191	35,190	35,190	35,190
2007	62,576	62,862	63,048	63,077	63,001
2008	96,362	97,388	97,649	97,597
2009	177,184	179,034	179,031
2010	201,623	202,990
2011	232,216

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—		—
2004	—	—	—	—	—	—	—	—			—
2005	4,959	342	(991)	(597)	(789)	(350)	(695)				(3,081)
2006	31,196	8,380	(2,653)	(5,882)	1,249	14,105					15,199
2007	49,976	(2,273)	(6,437)	(3,520)	196						(12,034)
2008	74,187	(7,637)	(1,512)	314							(8,835)
2009	128,890	28,925	551								29,476
2010	144,126	7,558									7,558
2011	175,286

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	—	—	—	342	7,389	(5,523)	(20,745)	24,792	22,029	28,283

Diagonals as of 12/31

Exhibit 3, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

United States Sourced Casualty

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	29,080	12,251	1,802	—	2,491	119	16,662	57%
2007	202,018	97,121	24,455	—	20,096	824	142,497	71%
2008	255,757	141,756	50,279	—	32,469	1,043	225,548	88%
2009	123,778	50,495	33,418	—	19,709	505	104,127	84%
2010	1,761	461	346	—	351	7	1,165	66%
2011	—	—	—	—	—	—	—	0%

	612,395	302,085	110,301	—	75,116	2,498	490,000	80%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	756	—	738	—	17	—	755	100%
2007	17,271	—	—	—	2,043	—	2,043	12%
2008	26,813	—	—	—	215	—	215	1%
2009	15,984	—	2,816	—	3,540	—	6,356	40%
2010	1,796	—	—	—	650	—	650	36%
2011	—	—	—	—	—	—	—	0%

	62,620	—	3,554	—	6,465	—	10,019	16%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	28,324	12,251	1,064	—	2,474	119	15,907	56%
2007	184,747	97,121	24,455	—	18,053	824	140,454	76%
2008	228,944	141,756	50,279	—	32,254	1,043	225,333	98%
2009	107,794	50,495	30,602	—	16,169	505	97,771	91%
2010	(36)	461	346	—	(300)	7	515	-1434%
2011	—	—	—	—	—	—	—	0%

	549,774	302,085	106,747	—	68,651	2,498	479,981	87%

Exhibit 4, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

Workers Compensation

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	321	6,581	6,698	9,045	10,527	12,251
2007	9,027	38,427	63,513	81,913	97,121
2008	23,720	70,730	109,635	141,756
2009	14,752	35,823	50,495
2010	272	461
2011	—

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	1,797	16,724	10,238	11,854	12,464	14,053
2007	17,365	68,463	90,710	107,482	121,577
2008	76,641	120,368	161,624	192,035
2009	44,300	70,132	83,913
2010	630	808
2011	—

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	19,397	22,391	17,480	18,243	19,025	16,662
2007	127,571	128,435	131,293	134,299	142,497
2008	170,507	185,646	193,266	225,548
2009	98,306	106,644	104,127
2010	1,469	1,165
2011	—

Diagonals as of 12/31

Exhibit 4, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

Workers Compensation

GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	66.7%	77.0%	60.1%	62.7%	65.4%	57.3%
2007	63.1%	63.6%	65.0%	66.5%	70.5%
2008	66.7%	72.6%	75.6%	88.2%
2009	79.4%	86.2%	84.1%
2010	83.4%	66.2%
2011	0.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	27,909	29,430	29,134	29,053	29,083	29,080
2007	207,462	207,672	202,093	201,820	202,018
2008	261,296	256,395	255,389	255,757
2009	125,412	123,853	123,778
2010	1,766	1,761
2011	—

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—		—
2004	—	—	—	—	—	—	—	—			—
2005	—	—	—	—	—	—	—				—
2006	19,397	2,995	(4,911)	763	782	(2,362)					(2,734)
2007	127,571	865	2,857	3,006	8,198						14,926
2008	170,507	15,139	7,620	32,282							55,041
2009	98,306	8,338	(2,517)								5,822
2010	1,469	(304)									(304)
2011	—

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	—	—	—	—	2,995	(4,047)	18,759	19,747	35,297	72,751

Diagonals as of 12/31

Exhibit 4, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other

Agriculture and Other Specialty

ITD SUMMARY

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	6,766	—	—	—	—	—	—	0%
2008	417,175	357,958	105	—	—	—	358,063	86%
2009	386,644	321,678	233	—	146	—	322,058	83%
2010	404,681	279,397	424	—	509	—	280,331	69%
2011	566,243	461,335	48,246	—	18,797	—	528,379	93%

	1,781,508	1,420,369	49,008	—	19,452	—	1,488,830	84%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	1,078	—	—	—	—	—	—	0%
2008	60,717	44,250	13	—	—	—	44,263	73%
2009	54,929	41,210	30	—	19	—	41,259	75%
2010	6,796	—	—	—	—	—	—	0%
2011	1,629	—	7,307	—	654	—	7,961	489%

	125,149	85,460	7,350	—	673	—	93,483	75%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	5,688	—	—	—	—	—	—	0%
2008	356,458	313,708	92	—	—	—	313,800	88%
2009	331,714	280,468	203	—	127	—	280,799	85%
2010	397,885	279,397	424	—	509	—	280,331	70%
2011	564,614	461,335	40,939	—	18,143	—	520,418	92%

	1,656,360	1,334,909	41,658	—	18,780	—	1,395,347	84%

Insurance—Agriculture gross is net of FCIC cession

Exhibit 5, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other

Agriculture and Other Specialty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	26	276	891	7,698	—
2008	185,478	354,044	357,897	357,958
2009	204,192	320,757	321,678
2010	145,213	279,397
2011	461,335

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	368	276	891	7,711	—
2008	350,710	363,738	357,789	358,063
2009	332,521	323,672	321,912
2010	248,660	279,822
2011	509,582

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	5,903	276	891	7,711	—
2008	380,307	363,745	357,789	358,063
2009	340,564	323,648	322,058
2010	305,981	280,331
2011	528,379

Diagonals as of 12/31

Insurance—Agriculture gross is net of FCIC cession

Exhibit 5, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other

Agriculture and Other Specialty

GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2007	87.2%	4.1%	13.2%	114.0%	0.0%
2008	91.2%	87.2%	85.8%	85.8%
2009	88.1%	83.7%	83.3%
2010	75.6%	69.3%
2011	93.3%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	6,766	6,766	6,766	6,766	6,766
2008	417,175	417,175	417,175	417,175
2009	386,897	386,644	386,644
2010	404,681	404,681
2011	566,243

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—		—
2004	—	—	—	—	—	—	—	—			—
2005	—	—	—	—	—	—	—				—
2006	—	—	—	—	—	—					—
2007	5,903	(5,627)	615	6,820	(7,711)						(5,903)
2008	380,307	(16,562)	(5,956)	274							(22,244)
2009	340,564	(16,916)	(1,590)								(18,506)
2010	305,981	(25,650)									(25,650)
2011	528,379

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	—	—	—	—	—	(5,627)	(15,947)	(16,051)	(34,677)	(72,303)

Diagonals as of 12/31

Insurance—Agriculture gross is net of FCIC cession

Exhibit 5, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

International Sourced Property

ITD SUMMARY

Gross

	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2002 and P	34,150	2,270	—	—	—	—	2,270	7%
2003	66,746	19,511	37	—	7	1	19,556	29%
2004	98,396	39,481	390	—	246	10	40,126	41%
2005	93,778	151,859	384	—	601	15	152,859	163%
2006	55,093	35,554	108	—	206	5	35,873	65%
2007	46,368	39,456	95	—	579	10	40,140	87%
2008	49,310	25,163	2,780	—	944	56	28,943	59%
2009	33,019	11,024	1,538	—	800	35	13,397	41%
2010	1,148	13	269	—	1,111	21	1,414	123%
2011	880	23	147	—	655	12	838	95%

	478,888	324,356	5,747	—	5,149	163	335,415	70%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2002 and P	347	—	—	—	—	—	—	0%
2003	1,785	41	—	—	0	—	41	2%
2004	2,278	2,418	0	—	1	—	2,419	106%
2005	1,542	—	—	—	13	—	13	1%
2006	6,244	77	1	—	11	—	88	1%
2007	15,562	13,828	—	—	30	—	13,858	89%
2008	17,391	1,784	167	—	127	—	2,077	12%
2009	15,008	1,074	286	108	250	—	1,718	11%
2010	1,325	7	134	—	204	—	345	26%
2011	437	12	73	—	246	—	331	76%

	61,920	19,240	661	108	882	—	20,892	34%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2002 and P	33,802	2,270	—	—	—	—	2,270	7%
2003	64,961	19,471	37	—	7	1	19,515	30%
2004	96,118	37,063	389	—	245	10	37,707	39%
2005	92,235	151,859	384	—	588	15	152,846	166%
2006	48,848	35,477	107	—	196	5	35,785	73%
2007	30,806	25,628	95	—	549	10	26,282	85%
2008	31,919	23,379	2,613	—	817	56	26,865	84%
2009	18,010	9,950	1,252	(108)	550	35	11,679	65%
2010	(177)	7	134	—	907	21	1,069	-604%
2011	444	11	74	—	409	12	506	114%

	416,968	305,116	5,086	(108)	4,267	163	314,523	75%

Exhibit 6, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

International Sourced Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	149	1,449	2,257	2,267	2,270	2,270	2,270	2,270	2,270	2,270
2003	59	11,319	15,241	17,242	17,529	18,690	19,484	19,513	19,511
2004	3,387	21,718	27,079	31,733	35,208	38,510	39,244	39,481
2005	24,190	88,254	135,919	153,947	151,136	151,725	151,859
2006	9,246	25,240	34,809	35,063	35,373	35,554
2007	11,656	26,517	38,481	38,826	39,456
2008	8,484	20,565	24,293	25,163
2009	7,393	10,295	11,024
2010	0	13
2011	23

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	1,600	3,392	2,404	2,268	2,271	2,270	2,270	2,270	2,270	2,270
2003	13,666	17,295	19,968	23,906	23,914	26,768	25,556	19,588	19,548
2004	24,953	43,290	40,155	39,781	40,782	40,992	40,117	39,871
2005	146,110	167,801	160,736	159,016	152,527	152,231	152,243
2006	39,775	35,788	35,846	35,842	35,705	35,662
2007	31,699	41,794	39,345	39,105	39,551
2008	30,447	27,436	27,034	27,943
2009	13,127	12,688	12,562
2010	266	282
2011	170

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	13,250	4,579	2,407	2,317	2,279	2,276	2,273	2,273	2,276	2,270
2003	32,391	19,396	20,117	24,046	24,048	26,894	25,660	19,605	19,556
2004	60,457	40,705	40,699	40,265	41,119	41,139	40,714	40,126
2005	191,408	171,413	165,544	163,912	157,139	157,258	152,859
2006	55,588	38,462	37,918	37,877	37,653	35,873
2007	42,738	42,411	39,736	39,771	40,140
2008	43,933	30,397	28,232	28,943
2009	18,317	13,342	13,397
2010	1,185	1,414
2011	838
Diagonals as of 12/31

Exhibit 6, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

International Sourced Property

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	38.8%	13.4%	7.0%	6.8%	6.7%	6.7%	6.7%	6.7%	6.7%	6.6%
2003	48.5%	29.1%	30.1%	36.0%	36.0%	40.3%	38.4%	29.4%	29.3%
2004	61.4%	41.4%	41.4%	40.9%	41.8%	41.8%	41.4%	40.8%
2005	204.1%	182.8%	176.5%	174.8%	167.6%	167.7%	163.0%
2006	100.9%	69.8%	68.8%	68.8%	68.3%	65.1%
2007	92.2%	91.5%	85.7%	85.8%	86.6%
2008	89.1%	61.6%	57.3%	58.7%
2009	55.5%	40.4%	40.6%
2010	103.2%	123.2%
2011	95.1%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	34,208	34,208	34,149	34,150	34,150	34,150	34,150	34,150	34,150	34,150
2003	66,925	66,662	66,594	66,701	66,680	66,744	66,744	66,744	66,746
2004	98,988	98,136	98,194	98,189	98,188	98,378	98,385	98,396
2005	94,105	93,655	93,509	93,595	93,774	93,779	93,778
2006	55,279	54,579	54,677	54,832	55,094	55,093
2007	45,193	46,141	46,338	46,367	46,368
2008	49,669	49,426	49,455	49,310
2009	33,274	33,018	33,019
2010	1,151	1,148
2011	880

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	13,250	(8,671)	(2,173)	(90)	(37)	(3)	(3)	0	3	(6)	(10,980)
2003	32,391	(12,995)	721	3,928	3	2,846	(1,234)	(6,055)	(49)		(12,835)
2004	60,457	(19,752)	(6)	(434)	854	20	(424)	(589)			(20,331)
2005	191,408	(19,996)	(5,868)	(1,632)	(6,773)	119	(4,399)				(38,549)
2006	55,588	(17,126)	(543)	(41)	(224)	(1,780)					(19,714)
2007	42,738	(327)	(2,676)	36	369						(2,598)
2008	43,933	(13,536)	(2,165)	711							(14,990)
2009	18,317	(4,975)	55								(4,920)
2010	1,185	229									229
2011	838

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(8,671)	(15,167)	(19,121)	(16,110)	(23,429)	1,195	(24,241)	(13,686)	(5,458)	(124,689)

Diagonals as of 12/31

Exhibit 6, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

United States Sourced Property

ITD SUMMARY

Gross

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	10,419	7,061	—	—	—	—	7,061	68%
2006	80,427	2,184	—	—	—	—	2,184	3%
2007	96,997	2,058	—	—	—	—	2,058	2%
2008	84,318	7,277	169	—	132	7	7,586	9%
2009	105,347	6,257	197	—	756	30	7,240	7%
2010	125,171	11,183	1,163	—	2,825	118	15,289	12%
2011	117,495	9,840	22,823	—	17,978	1,021	51,662	44%

	620,174	45,859	24,352	—	21,692	1,176	93,079	15%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	6,879	4,558	—	—	—	—	4,558	66%
2006	67,223	1,161	—	—	(0)	—	1,161	2%
2007	89,310	983	—	—	3	—	986	1%
2008	46,229	2,050	142	—	55	—	2,248	5%
2009	47,848	418	49	—	374	—	841	2%
2010	38,043	103	11	—	1,206	—	1,320	3%
2011	44,605	1,143	5,028	—	2,534	—	8,705	20%

	340,136	10,417	5,231	—	4,172	—	19,820	6%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	3,541	2,503	—	—	—	—	2,503	71%
2006	13,204	1,023	—	—	0	—	1,023	8%
2007	7,687	1,075	—	—	(3)	—	1,072	14%
2008	38,089	5,227	27	—	77	7	5,338	14%
2009	57,500	5,839	148	—	382	30	6,398	11%
2010	87,128	11,079	1,152	—	1,619	118	13,969	16%
2011	72,890	8,697	17,795	—	15,443	1,021	42,956	59%

	280,038	35,443	19,122	—	17,519	1,176	73,260	26%

Exhibit 7, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

United States Sourced Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	376	3,761	4,036	5,247	5,823	7,061	7,061
2006	428	1,161	1,691	2,280	2,184	2,184
2007	350	2,328	2,791	2,058	2,058
2008	3,849	6,145	6,690	7,277
2009	4,329	5,883	6,257
2010	5,481	11,183
2011	9,840

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	4,074	6,109	7,513	6,848	7,153	7,061	7,061
2006	1,122	2,442	2,531	2,587	2,217	2,184
2007	978	2,821	2,841	2,058	2,058
2008	6,112	6,791	6,916	7,446
2009	7,498	6,338	6,454
2010	12,153	12,346
2011	32,663

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	10,409	6,717	7,672	6,917	7,176	7,063	7,061
2006	13,850	4,712	2,976	2,669	2,223	2,184
2007	11,877	4,410	3,260	2,127	2,058
2008	18,860	9,012	7,410	7,586
2009	19,682	8,296	7,240
2010	29,193	15,289
2011	51,662

Diagonals as of 12/31

Exhibit 7, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

United States Sourced Property

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	99.9%	64.5%	73.6%	66.4%	68.9%	67.8%	67.8%
2006	17.2%	5.9%	3.7%	3.3%	2.8%	2.7%
2007	12.2%	4.5%	3.4%	2.2%	2.1%
2008	22.4%	10.7%	8.8%	9.0%
2009	18.7%	7.9%	6.9%
2010	23.3%	12.2%
2011	44.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	10,321	10,384	10,388	10,391	10,419	10,419	10,419
2006	80,347	80,386	80,454	80,427	80,427	80,427
2007	97,111	97,010	96,997	96,997	96,997
2008	84,371	84,401	84,317	84,318
2009	105,458	105,355	105,347
2010	125,134	125,171
2011	117,495

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—		—
2004	—	—	—	—	—	—	—	—			—
2005	10,409	(3,692)	955	(755)	260	(114)	(1)				(3,347)
2006	13,850	(9,138)	(1,736)	(307)	(446)	(39)					(11,666)
2007	11,877	(7,467)	(1,150)	(1,133)	(69)						(9,819)
2008	18,860	(9,849)	(1,601)	175							(11,275)
2009	19,682	(11,385)	(1,057)								(12,442)
2010	29,193	(13,904)									(13,904)
2011	51,662

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	—	—	—	(3,692)	(8,183)	(9,958)	(11,046)	(14,679)	(14,895)	(62,453)

Diagonals as of 12/31

Exhibit 7, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Casualty Directors and Officers

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	7,173	1,273	32	304	—	5	1,614	23%
2003	46,746	16,190	2,609	—	198	42	19,039	41%
2004	74,628	20,956	1,493	620	5,823	119	29,011	39%
2005	81,442	20,289	3,168	—	7,345	158	30,960	38%
2006	60,603	9,947	3,315	1,136	4,858	140	19,397	32%
2007	53,323	10,768	7,548	8,314	3,563	291	30,485	57%
2008	58,144	13,957	14,027	8,388	7,755	453	44,580	77%
2009	63,525	11,045	6,180	1,823	21,875	448	41,371	65%
2010	87,051	7,651	4,142	3,815	43,313	769	59,690	69%
2011	67,516	1,007	1,071	3,097	44,520	730	50,425	75%

	600,151	113,083	43,586	27,497	139,251	3,155	326,572	54%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	0%

	—	—	—	—	—	—	—	0%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	7,173	1,273	32	304	—	5	1,614	23%
2003	46,746	16,190	2,609	—	198	42	19,039	41%
2004	74,628	20,956	1,493	620	5,823	119	29,011	39%
2005	81,442	20,289	3,168	—	7,345	158	30,960	38%
2006	60,603	9,947	3,315	1,136	4,858	140	19,397	32%
2007	53,323	10,768	7,548	8,314	3,563	291	30,485	57%
2008	58,144	13,957	14,027	8,388	7,755	453	44,580	77%
2009	63,525	11,045	6,180	1,823	21,875	448	41,371	65%
2010	87,051	7,651	4,142	3,815	43,313	769	59,690	69%
2011	67,516	1,007	1,071	3,097	44,520	730	50,425	75%

	600,151	113,083	43,586	27,497	139,251	3,155	326,572	54%

Exhibit 8, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Casualty Directors and Officers

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	108	2	2	379	648	735	970	1,253	1,273
2003	130	227	619	2,943	6,675	8,905	12,571	14,731	16,190
2004	3	858	2,181	8,795	15,043	17,084	20,007	20,956
2005	8	1,175	3,171	10,692	15,523	19,790	20,289
2006	109	176	470	2,724	6,643	9,947
2007	44	1,481	4,256	6,936	10,768
2008	290	1,723	6,727	13,957
2009	391	3,436	11,045
2010	1,444	7,651
2011	1,007

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	110	242	1,824	4,725	4,692	1,685	1,568	1,609	1,609
2003	132	3,817	6,145	18,588	14,451	16,678	19,544	19,392	18,799
2004	1,269	13,537	26,876	24,383	24,925	25,646	24,269	23,070
2005	835	7,659	16,866	20,363	22,039	22,724	23,457
2006	567	4,378	5,504	7,372	11,294	14,399
2007	2,749	12,611	20,492	20,237	26,631
2008	993	13,424	25,958	36,372
2009	1,067	9,703	19,048
2010	3,296	15,607
2011	5,175

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	3,467	3,263	14,378	5,147	5,551	1,891	1,603	1,614	1,614
2003	25,520	27,010	16,275	22,779	21,410	19,253	20,523	19,722	19,039
2004	53,713	50,264	48,387	37,939	32,165	32,340	30,119	29,011
2005	47,159	35,640	39,913	34,814	32,002	30,485	30,960
2006	35,509	32,577	29,870	25,873	23,571	19,397
2007	35,428	41,855	41,376	33,388	30,485
2008	39,510	41,745	46,030	44,580
2009	41,068	43,037	41,371
2010	57,009	59,690
2011	50,425

Diagonals as of 12/31

Exhibit 8, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Casualty Directors and Officers

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	0.0%	48.3%	45.5%	200.4%	71.8%	77.4%	26.4%	22.3%	22.5%	22.5%
2003	54.6%	57.8%	34.8%	48.7%	45.8%	41.2%	43.9%	42.2%	40.7%
2004	72.0%	67.4%	64.8%	50.8%	43.1%	43.3%	40.4%	38.9%
2005	57.9%	43.8%	49.0%	42.7%	39.3%	37.4%	38.0%
2006	58.6%	53.8%	49.3%	42.7%	38.9%	32.0%
2007	66.4%	78.5%	77.6%	62.6%	57.2%
2008	68.0%	71.8%	79.2%	76.7%
2009	64.6%	67.7%	65.1%
2010	65.5%	68.6%
2011	74.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	—	5,326	7,125	7,158	7,171	7,173	7,174	7,173	7,173	7,173
2003	45,577	46,034	46,583	46,701	46,722	46,741	46,738	46,746	46,746
2004	72,610	73,843	74,347	74,386	74,532	74,578	74,634	74,628
2005	77,970	79,816	80,607	81,169	81,404	81,475	81,442
2006	59,230	60,561	60,422	60,553	60,606	60,603
2007	53,857	52,465	53,168	53,323	53,323
2008	55,561	58,183	57,921	58,144
2009	59,169	62,232	63,525
2010	86,078	87,051
2011	67,516

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	—	3,467	(204)	11,115	(9,231)	403	(3,660)	(288)	11	0	1,614
2003	25,520	1,490	(10,735)	6,505	(1,369)	(2,157)	1,270	(801)	(683)		(6,481)
2004	53,713	(3,449)	(1,877)	(10,448)	(5,773)	175	(2,221)	(1,108)			(24,702)
2005	47,159	(11,520)	4,274	(5,099)	(2,813)	(1,517)	475				(16,200)
2006	35,509	(2,931)	(2,707)	(3,997)	(2,302)	(4,174)					(16,112)
2007	35,428	6,427	(479)	(7,988)	(2,903)						(4,943)
2008	39,510	2,235	4,285	(1,450)							5,070
2009	41,068	1,969	(1,666)								303
2010	57,009	2,681									2,681
2011	50,425

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	3,467	1,286	(3,069)	(16,123)	(10,071)	(12,969)	(3,897)	(8,563)	(8,829)	(58,769)

Diagonals as of 12/31

Exhibit 8, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Casualty Directors and Officers

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	13,328	7,612	0	—	63	1	7,677	58%
2003	64,610	26,385	91	16	1,341	22	27,855	43%
2004	35,961	23,928	248	—	13,508	206	37,890	105%
2005	29,826	15,045	775	—	627	21	16,468	55%
2006	23,631	17,742	1,243	—	1,778	45	20,808	88%
2007	20,123	12,269	477	—	2,124	39	14,909	74%
2008	15,136	6,660	710	—	1,100	27	8,497	56%
2009	16,795	4,585	4,881	500	3,681	136	13,783	82%
2010	34,536	17,613	5,676	277	8,112	211	31,889	92%
2011	55,944	12,097	4,731	96	22,782	414	40,121	72%

	309,891	143,936	18,833	890	55,116	1,123	219,897	71%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	1,521	1,201	13	—	8	—	1,222	80%
2004	2,739	1,103	17	—	26	—	1,146	42%
2005	2,910	1,544	22	—	31	—	1,597	55%
2006	1,432	—	—	—	22	—	22	2%
2007	181	—	—	—	34	—	34	19%
2008	369	—	—	—	82	—	82	22%
2009	452	—	—	—	250	—	250	55%
2010	632	—	—	—	455	—	455	72%
2011	784	—	—	—	428	—	428	55%

	11,019	3,848	52	—	1,337	—	5,237	48%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	13,328	7,612	0	—	63	1	7,677	58%
2003	63,089	25,184	78	16	1,333	22	26,633	42%
2004	33,222	22,825	230	—	13,482	206	36,744	111%
2005	26,917	13,501	753	—	596	21	14,871	55%
2006	22,199	17,742	1,243	—	1,756	45	20,786	94%
2007	19,942	12,269	477	—	2,090	39	14,875	75%
2008	14,767	6,660	710	—	1,018	27	8,415	57%
2009	16,343	4,585	4,881	500	3,431	136	13,533	83%
2010	33,904	17,613	5,676	277	7,657	211	31,434	93%
2011	55,160	12,097	4,731	96	22,354	414	39,693	72%

	298,872	140,088	18,781	890	53,779	1,123	214,660	72%

Exhibit 9, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Casualty Motor

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	4,082	5,434	6,559	7,085	7,394	7,611	7,612	7,612	7,612
2003	9,383	15,905	18,198	21,687	23,617	25,226	26,196	29,582	26,385
2004	6,951	13,904	18,673	21,244	22,385	23,363	20,418	23,928
2005	2,065	7,716	10,632	12,720	13,819	14,340	15,045
2006	2,942	10,243	13,973	15,925	17,149	17,742
2007	2,662	7,734	10,191	11,816	12,269
2008	1,173	4,243	5,937	6,660
2009	1,065	3,657	4,585
2010	6,791	17,613
2011	12,097

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	6,145	7,035	7,554	7,136	7,419	7,612	7,612	7,612	7,612
2003	14,456	23,331	23,213	24,095	26,421	26,949	26,673	29,802	26,492
2004	12,797	21,850	23,504	24,667	24,042	24,142	20,824	24,176
2005	5,515	12,753	14,668	15,091	15,308	15,918	15,820
2006	4,370	18,433	19,818	20,043	19,299	18,985
2007	5,851	11,332	11,729	12,623	12,746
2008	2,607	7,004	8,067	7,370
2009	3,150	8,180	9,966
2010	10,010	23,566
2011	16,925

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	8,634	10,262	10,211	10,802	10,413	9,936	9,206	7,732	7,677
2003	38,896	38,825	34,979	40,775	40,689	39,909	38,425	42,213	27,855
2004	26,136	25,401	26,667	27,223	25,657	26,123	23,683	37,890
2005	17,779	16,045	17,466	15,498	16,327	16,579	16,468
2006	18,200	22,040	22,386	22,086	20,734	20,808
2007	12,167	14,165	13,868	14,596	14,909
2008	8,542	9,527	9,607	8,497
2009	11,737	13,256	13,783
2010	25,511	31,889
2011	40,121
Diagonals as of 12/31

Exhibit 9, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Casualty Motor

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	0.0%	64.8%	77.0%	76.6%	81.0%	78.1%	74.5%	69.1%	58.0%	57.6%
2003	60.2%	60.1%	54.1%	63.1%	63.0%	61.8%	59.5%	65.3%	43.1%
2004	72.7%	70.6%	74.2%	75.7%	71.3%	72.6%	65.9%	105.4%
2005	59.6%	53.8%	58.6%	52.0%	54.7%	55.6%	55.2%
2006	77.0%	93.3%	94.7%	93.5%	87.7%	88.1%
2007	60.5%	70.4%	68.9%	72.5%	74.1%
2008	56.4%	62.9%	63.5%	56.1%
2009	69.9%	78.9%	82.1%
2010	73.9%	92.3%
2011	71.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	—	12,801	13,375	13,337	13,327	13,329	13,329	13,328	13,328	13,328
2003	61,323	65,558	64,758	64,639	64,630	64,628	64,622	64,610	64,610
2004	36,317	35,968	35,978	35,970	35,967	35,960	35,961	35,961
2005	27,961	29,898	29,825	29,821	29,817	29,826	29,826
2006	25,048	23,676	23,670	23,668	23,631	23,631
2007	20,517	20,211	20,182	20,123	20,123
2008	13,368	14,319	15,137	15,136
2009	15,607	16,793	16,795
2010	33,975	34,536
2011	55,944

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	Gross	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	—	8,634	1,628	(51)	590	(388)	(477)	(731)	(1,474)	(55)	7,677
2003	38,896	(71)	(3,847)	5,796	(86)	(780)	(1,484)	3,787	(14,358)		(11,041)
2004	26,136	(734)	1,266	556	(1,567)	466	(2,440)	14,208			11,754
2005	17,779	(1,734)	1,421	(1,968)	829	252	(111)				(1,311)
2006	18,200	3,840	346	(299)	(1,352)	74					2,608
2007	12,167	1,997	(297)	728	314						2,742
2008	8,542	985	80	(1,110)							(45)
2009	11,737	1,519	527								2,046
2010	25,511	6,378									6,378
2011	40,121

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	NA	8,634	1,558	(4,632)	5,918	5,344	(2,449)	(530)	1,100	5,866	20,808

Diagonals as of 12/31

Exhibit 9, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Casualty Other

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	73,071	39,430	7,036	5,070	6,625	281	58,442	80%
2003	210,989	111,303	12,693	5,376	34,875	794	165,041	78%
2004	228,410	83,527	7,567	1,480	36,073	677	129,323	57%
2005	230,288	70,548	15,342	6,401	34,531	844	127,665	55%
2006	195,626	44,538	20,857	2,554	35,784	888	104,621	53%
2007	140,849	40,471	15,764	6,303	38,538	909	101,986	72%
2008	124,189	33,770	14,063	4,448	44,023	938	97,243	78%
2009	128,115	24,741	13,593	4,477	55,160	1,098	99,071	77%
2010	142,419	11,461	17,964	5,357	80,489	1,557	116,828	82%
2011	140,854	4,750	9,105	3,293	95,197	1,614	113,958	81%

	1,614,809	464,540	133,983	44,759	461,295	9,601	1,114,177	69%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	0%

	—	—	—	—	—	—	—	0%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	73,071	39,430	7,036	5,070	6,625	281	58,442	80%
2003	210,989	111,303	12,693	5,376	34,875	794	165,041	78%
2004	228,410	83,527	7,567	1,480	36,073	677	129,323	57%
2005	230,288	70,548	15,342	6,401	34,531	844	127,665	55%
2006	195,626	44,538	20,857	2,554	35,784	888	104,621	53%
2007	140,849	40,471	15,764	6,303	38,538	909	101,986	72%
2008	124,189	33,770	14,063	4,448	44,023	938	97,243	78%
2009	128,115	24,741	13,593	4,477	55,160	1,098	99,071	77%
2010	142,419	11,461	17,964	5,357	80,489	1,557	116,828	82%
2011	140,854	4,750	9,105	3,293	95,197	1,614	113,958	81%

	1,614,809	464,540	133,983	44,759	461,295	9,601	1,114,177	69%

Exhibit 10, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Casualty Other

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	1	824	3,925	6,953	22,478	22,325	29,286	36,087	38,175	39,430
2003	1,154	8,147	23,631	34,837	57,597	71,286	80,386	102,603	111,303
2004	5,338	13,178	23,129	41,449	56,659	71,943	75,026	83,527
2005	3,317	14,290	25,202	42,444	55,617	64,071	70,548
2006	3,646	9,881	18,244	26,483	35,820	44,538
2007	1,269	7,940	16,033	26,131	40,471
2008	855	9,582	25,017	33,770
2009	2,346	16,970	24,741
2010	2,963	11,461
2011	4,750

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	9	9,954	17,114	45,800	54,054	51,207	52,660	50,316	46,053	51,536
2003	14,837	30,998	53,867	64,727	91,774	99,402	112,087	119,025	129,372
2004	16,500	29,167	47,214	63,302	86,974	93,343	88,490	92,573
2005	11,606	27,815	51,064	66,799	85,501	89,607	92,291
2006	10,664	25,124	38,140	56,569	59,738	67,949
2007	9,410	23,890	42,618	54,000	62,539
2008	6,058	28,855	43,227	52,282
2009	9,469	33,839	42,812
2010	14,406	34,781
2011	17,148

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	62,940	53,003	52,623	62,454	66,707	62,229	66,662	60,472	54,817	58,442
2003	150,509	144,849	153,550	142,508	149,646	147,125	147,490	159,548	165,041
2004	158,237	143,816	138,353	137,395	150,091	147,925	132,704	129,323
2005	141,692	132,887	136,416	134,433	138,003	133,305	127,665
2006	125,234	120,790	116,456	117,716	106,452	104,621
2007	92,948	97,325	98,826	105,316	101,986
2008	82,981	92,051	98,136	97,243
2009	90,029	102,309	99,071
2010	115,935	116,828
2011	113,958

Diagonals as of 12/31

Exhibit 10, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Casualty Other

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	86.1%	72.5%	72.0%	85.5%	91.3%	85.2%	91.2%	82.8%	75.0%	80.0%
2003	71.3%	68.7%	72.8%	67.5%	70.9%	69.7%	69.9%	75.6%	78.2%
2004	69.3%	63.0%	60.6%	60.2%	65.7%	64.8%	58.1%	56.6%
2005	61.5%	57.7%	59.2%	58.4%	59.9%	57.9%	55.4%
2006	64.0%	61.7%	59.5%	60.2%	54.4%	53.5%
2007	66.0%	69.1%	70.2%	74.8%	72.4%
2008	66.8%	74.1%	79.0%	78.3%
2009	70.3%	79.9%	77.3%
2010	81.4%	82.0%
2011	80.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	66,656	70,614	71,117	81,548	75,315	75,164	72,933	73,042	73,051	73,071
2003	211,836	209,287	211,246	211,671	211,643	210,588	210,960	210,941	210,989
2004	223,451	227,336	228,251	226,405	226,502	228,162	228,358	228,410
2005	224,159	227,139	226,272	226,984	230,563	230,100	230,288
2006	192,938	193,860	194,438	196,526	195,490	195,626
2007	144,911	138,305	138,158	140,218	140,849
2008	126,353	123,105	123,745	124,189
2009	127,403	127,187	128,115
2010	142,407	142,419
2011	140,854

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	62,940	(9,938)	(380)	9,831	4,253	(4,478)	4,433	(6,190)	(5,655)	3,625	(4,499)
2003	150,509	(5,660)	8,701	(11,042)	7,137	(2,521)	365	12,058	5,493		14,532
2004	158,237	(14,421)	(5,463)	(958)	12,696	(2,166)	(15,221)	(3,381)			(28,914)
2005	141,692	(8,805)	3,529	(1,983)	3,570	(4,698)	(5,639)				(14,026)
2006	125,234	(4,444)	(4,334)	1,260	(11,264)	(1,831)					(20,613)
2007	92,948	4,377	1,501	6,490	(3,330)						9,038
2008	82,981	9,070	6,085	(893)							14,261
2009	90,029	12,280	(3,239)								9,042
2010	115,935	893									893
2011	113,958

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(9,938)	(6,039)	4,111	(21,057)	787	12,668	7,411	74	(8,303)	(20,286)

Diagonals as of 12/31

Exhibit 10, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Workers Compensation (Predominantly Ground Up Pro Rata)

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	14,259	1,326	1,670	—	5,132	102	8,231	58%
2003	35,934	22,281	3,486	—	3,411	103	29,281	81%
2004	49,416	23,921	5,616	—	9,532	227	39,296	80%
2005	71,753	45,381	4,570	—	3,948	128	54,027	75%
2006	128,244	44,491	6,114	—	7,627	206	58,437	46%
2007	24,004	2,427	397	—	2,119	38	4,981	21%
2008	300	—	—	—	138	2	140	47%
2009	—	—	—	—	—	—	—	0%
2010	3,969	51	1,097	106	2,460	55	3,770	95%
2011	4,516	—	9	366	3,311	55	3,742	83%

	332,394	139,879	22,959	472	37,678	917	201,904	61%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	4	229	41	—	0	—	271	7163%
2005	1,775	629	65	—	58	—	752	42%
2006	2,783	—	—	—	101	—	101	4%
2007	42	—	—	—	8	—	8	18%
2008	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	0%

	4,604	859	106	—	168	—	1,132	25%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	14,259	1,326	1,670	—	5,132	102	8,231	58%
2003	35,934	22,281	3,486	—	3,411	103	29,281	81%
2004	49,412	23,692	5,574	—	9,532	227	39,025	79%
2005	69,978	44,751	4,506	—	3,890	128	53,274	76%
2006	125,461	44,491	6,114	—	7,525	206	58,336	46%
2007	23,962	2,427	397	—	2,111	38	4,973	21%
2008	300	—	—	—	138	2	140	47%
2009	—	—	—	—	—	—	—	0%
2010	3,969	51	1,097	106	2,460	55	3,770	95%
2011	4,516	—	9	366	3,311	55	3,742	83%

	327,790	139,020	22,853	472	37,510	917	200,772	61%

Exhibit 11, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Workers Compensation (Predominantly Ground Up Pro Rata)

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	98	122	266	318	424	906	947	1,326
2003	59	6,934	12,550	16,633	18,762	19,957	20,732	21,367	22,281
2004	3,306	9,835	14,376	16,905	19,362	22,028	22,931	23,921
2005	1,474	20,008	27,019	34,592	39,890	43,350	45,381
2006	2,781	21,080	29,847	36,252	40,591	44,491
2007	828	1,241	1,580	1,816	2,427
2008	—	—	—	—
2009	—	—	—
2010	—	51
2011	—

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	625	1,010	1,976	2,379	2,629	2,598	2,787	2,883	2,997
2003	2,178	16,794	21,018	23,761	24,610	24,331	24,611	25,040	25,767
2004	10,687	21,365	26,104	27,585	28,752	28,628	29,170	29,536
2005	5,750	43,224	44,239	48,142	50,874	48,487	49,951
2006	6,769	30,412	36,108	40,105	47,404	50,605
2007	1,069	1,391	1,637	2,123	2,824
2008	—	—	—	—
2009	—	—	—
2010	1,163	1,254
2011	375

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	13,322	9,450	11,229	11,112	11,182	11,146	10,745	10,189	9,382	8,231
2003	30,726	35,646	34,130	30,804	30,782	29,479	29,097	28,827	29,281
2004	41,855	45,963	41,173	41,248	40,518	39,380	39,397	39,296
2005	43,864	60,006	56,366	56,418	56,299	53,554	54,027
2006	59,035	65,610	56,409	53,173	57,225	58,437
2007	11,480	7,124	5,212	4,771	4,981
2008	203	203	203	140
2009	—	—	—
2010	4,000	3,770
2011	3,742

Diagonals as of 12/31

Exhibit 11, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

Workers Compensation (Predominantly Ground Up Pro Rata)

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	93.4%	66.3%	78.7%	77.9%	78.4%	78.2%	75.4%	71.5%	65.8%	57.7%
2003	85.5%	99.2%	95.0%	85.7%	85.7%	82.0%	81.0%	80.2%	81.5%
2004	84.7%	93.0%	83.3%	83.5%	82.0%	79.7%	79.7%	79.5%
2005	61.1%	83.6%	78.6%	78.6%	78.5%	74.6%	75.3%
2006	46.0%	51.2%	44.0%	41.5%	44.6%	45.6%
2007	47.8%	29.7%	21.7%	19.9%	20.7%
2008	67.8%	67.8%	67.8%	46.8%
2009	0.0%	0.0%	0.0%
2010	100.8%	95.0%
2011	82.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	14,224	15,286	14,224	14,239	14,244	14,246	14,254	14,259	14,259	14,259
2003	34,623	35,717	37,284	36,077	36,001	35,899	35,934	35,934	35,934
2004	50,952	50,438	49,555	49,475	49,383	49,412	49,416	49,416
2005	53,497	73,528	73,644	73,130	73,305	71,721	71,753
2006	122,779	131,198	129,112	129,188	128,225	128,244
2007	24,172	24,003	24,005	24,004	24,004
2008	300	300	300	300
2009	—	—	—
2010	3,628	3,969
2011	4,516

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	13,322	(3,872)	1,779	(117)	70	(36)	(402)	(556)	(807)	(1,151)	(5,091)
2003	30,726	4,919	(1,516)	(3,326)	(22)	(1,303)	(382)	(271)	454		(1,445)
2004	41,855	4,108	(4,790)	75	(730)	(1,139)	17	(101)			(2,560)
2005	43,864	16,142	(3,640)	52	(119)	(2,745)	473				10,163
2006	59,035	6,574	(9,201)	(3,235)	4,052	1,212					(598)
2007	11,480	(4,356)	(1,912)	(441)	210						(6,500)
2008	203	—	—	(63)							(63)
2009	—	—	—								—
2010	4,000	(231)									(231)
2011	3,742

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(3,872)	6,698	2,475	8,097	2,952	(15,940)	(7,343)	(194)	803	(6,324)

Diagonals as of 12/31

Exhibit 11, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other

Agriculture and Other Specialty

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	3,754	—	—	—	1	0	1	0%
2003	2,327	—	—	—	—	—	—	0%
2004	16,572	1,782	88	—	0	1	1,871	11%
2005	51,967	29,300	—	—	49	1	29,349	56%
2006	119,453	72,118	—	—	135	2	72,255	60%
2007	147,176	87,538	13	—	1,376	21	88,948	60%
2008	23,305	7,431	93	—	2,096	33	9,652	41%
2009	18,035	5,560	5	—	2,249	34	7,848	44%
2010	22,251	9,451	269	—	2,058	35	11,813	53%
2011	17,941	9,164	333	—	6,538	103	16,137	90%

	422,781	222,344	800	—	14,501	230	237,875	56%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	0%
2008	472	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	0%

	3,302	—	—	—	—	—	—	0%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	3,754	—	—	—	1	0	1	0%
2003	2,327	—	—	—	—	—	—	0%
2004	16,572	1,782	88	—	0	1	1,871	11%
2005	51,967	29,300	—	—	49	1	29,349	56%
2006	118,611	72,118	—	—	135	2	72,255	61%
2007	145,188	87,538	13	—	1,376	21	88,948	61%
2008	22,833	7,431	93	—	2,096	33	9,652	42%
2009	18,035	5,560	5	—	2,249	34	7,848	44%
2010	22,251	9,451	269	—	2,058	35	11,813	53%
2011	17,941	9,164	333	—	6,538	103	16,137	90%

	419,479	222,344	800	—	14,501	230	237,875	57%

Exhibit 12, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other

Agriculture and Other Specialty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	704	1,630	1,666	1,686	1,686	1,686	1,782	1,782
2005	4,073	29,191	29,232	29,315	29,297	29,300	29,300
2006	840	72,752	72,790	72,107	72,122	72,118
2007	626	86,887	87,534	87,558	87,538
2008	1,748	7,128	7,330	7,431
2009	1,162	5,518	5,560
2010	1,125	9,451
2011	9,164

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	923	1,831	1,867	1,844	1,844	1,844	1,869	1,869
2005	5,008	29,252	29,232	29,315	29,297	29,300	29,300
2006	842	72,753	72,790	72,107	72,122	72,118
2007	764	86,890	87,536	87,572	87,551
2008	1,748	7,295	7,393	7,524
2009	1,531	5,523	5,565
2010	2,346	9,720
2011	9,497

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	469	287	206	125	25	2	1	1	1
2003	823	477	349	256	141	28	3	1	—
2004	12,710	11,387	9,220	6,513	4,196	1,919	1,871	1,871
2005	42,648	36,063	34,259	32,633	30,922	29,380	29,349
2006	77,856	79,964	77,745	75,561	73,820	72,255
2007	115,194	92,108	91,673	90,199	88,948
2008	17,721	10,911	10,154	9,652
2009	13,065	8,667	7,848
2010	15,980	11,813
2011	16,137
Diagonals as of 12/31

Exhibit 12, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other

Agriculture and Other Specialty

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	0.0%	12.5%	7.6%	5.5%	3.3%	0.7%	0.0%	0.0%	0.0%	0.0%
2003	35.4%	20.5%	15.0%	11.0%	6.1%	1.2%	0.1%	0.0%	0.0%
2004	76.7%	68.7%	55.6%	39.3%	25.3%	11.6%	11.3%	11.3%
2005	82.1%	69.4%	65.9%	62.8%	59.5%	56.5%	56.5%
2006	65.2%	66.9%	65.1%	63.3%	61.8%	60.5%
2007	78.3%	62.6%	62.3%	61.3%	60.4%
2008	76.0%	46.8%	43.6%	41.4%
2009	72.4%	48.1%	43.5%
2010	71.8%	53.1%
2011	89.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	—	3,650	3,749	3,756	3,754	3,754	3,754	3,754	3,754	3,754
2003	3,366	2,323	2,327	2,327	2,327	2,327	2,327	2,327	2,327
2004	17,231	16,406	16,444	16,544	16,615	16,569	16,572	16,572
2005	50,531	52,291	52,033	52,027	52,008	51,967	51,967
2006	119,439	119,256	119,480	119,462	119,453	119,453
2007	142,633	147,080	147,208	147,212	147,176
2008	22,936	23,384	23,316	23,305
2009	18,256	17,917	18,035
2010	22,300	22,251
2011	17,941

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	—	469	(182)	(81)	(81)	(100)	(24)	(1)	(0)	(0)	1
2003	823	(346)	(128)	(92)	(115)	(113)	(25)	(2)	(1)		(823)
2004	12,710	(1,322)	(2,167)	(2,707)	(2,317)	(2,277)	(48)	(0)			(10,839)
2005	42,648	(6,585)	(1,804)	(1,625)	(1,712)	(1,542)	(30)				(13,298)
2006	77,856	2,108	(2,219)	(2,184)	(1,741)	(1,565)					(5,600)
2007	115,194	(23,086)	(434)	(1,474)	(1,252)						(26,246)
2008	17,721	(6,811)	(756)	(502)							(8,069)
2009	13,065	(4,398)	(819)								(5,217)
2010	15,980	(4,167)									(4,167)
2011	16,137

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	469	(528)	(1,532)	(8,925)	(2,617)	(29,384)	(13,445)	(9,961)	(8,336)	(74,259)

Diagonals as of 12/31

Exhibit 12, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

Short Tail Marine and Aerospace

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2002 and P	42,832	19,747	830	—	6	13	20,596	48%
2003	124,139	45,461	1,961	—	1,038	45	48,506	39%
2004	175,844	89,191	3,482	—	3,337	102	96,111	55%
2005	223,393	321,009	18,421	30	11,459	449	351,368	157%
2006	201,625	70,053	14,050	1,447	7,067	338	92,956	46%
2007	112,124	59,697	18,833	1,421	1,389	325	81,664	73%
2008	78,460	31,236	11,161	891	1,165	198	44,651	57%
2009	52,200	18,226	8,847	3,851	3,274	240	34,437	66%
2010	50,920	13,547	10,410	211	6,016	250	30,434	60%
2011	52,704	8,525	13,207	2,512	22,558	574	47,376	90%
	1,114,241	676,691	101,202	10,363	57,310	2,533	848,098	76%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	2,898	—	—	—	—	—	—	0%
2007	3,903	2,459	—	—	—	—	2,459	63%
2008	3,372	—	—	—	—	—	—	0%
2009	2,231	—	—	—	—	—	—	0%
2010	1,765	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	0%
	14,169	2,459	—	—	—	—	2,459	17%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2002 and P	42,832	19,747	830	—	6	13	20,596	48%
2003	124,139	45,461	1,961	—	1,038	45	48,506	39%
2004	175,844	89,191	3,482	—	3,337	102	96,111	55%
2005	223,393	321,009	18,421	30	11,459	449	351,368	157%
2006	198,727	70,053	14,050	1,447	7,067	338	92,956	47%
2007	108,221	57,237	18,833	1,421	1,389	325	79,205	73%
2008	75,087	31,236	11,161	891	1,165	198	44,651	59%
2009	49,969	18,226	8,847	3,851	3,274	240	34,437	69%
2010	49,155	13,547	10,410	211	6,016	250	30,434	62%
2011	52,704	8,525	13,207	2,512	22,558	574	47,376	90%
	1,100,072	674,232	101,202	10,363	57,310	2,533	845,639	77%

Exhibit 13, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

Short Tail Marine and Aerospace

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	408	11,875	16,720	17,841	19,027	19,643	20,187	20,743	20,320	19,747
2003	9,693	26,060	33,763	37,443	41,656	43,823	44,590	44,329	45,461
2004	9,466	45,854	64,565	79,482	83,182	86,038	88,021	89,191
2005	20,594	140,016	221,478	261,140	294,890	314,559	321,009
2006	6,463	23,286	41,761	54,300	63,923	70,053
2007	8,770	27,767	43,434	54,603	59,697
2008	7,035	20,600	27,034	31,236
2009	3,991	13,425	18,226
2010	4,564	13,547
2011	8,525

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	4,394	20,626	23,217	22,075	21,729	21,632	21,824	21,887	21,170	20,577
2003	28,374	47,442	47,681	48,894	49,832	48,602	48,372	47,332	47,423
2004	37,307	86,553	96,112	100,163	96,552	95,974	94,042	92,672
2005	165,781	296,439	316,437	335,418	346,453	340,250	339,460
2006	22,075	54,742	78,929	80,977	85,429	85,550
2007	26,600	62,674	72,311	79,134	79,951
2008	19,332	35,673	42,759	43,287
2009	13,475	28,466	30,923
2010	11,429	24,168
2011	24,244

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	14,980	27,503	24,750	22,210	21,757	21,832	21,879	21,907	21,269	20,596
2003	78,305	66,420	51,539	49,471	50,211	49,144	49,154	48,293	48,506
2004	113,598	113,468	102,363	102,080	97,353	98,331	96,567	96,111
2005	246,754	326,841	322,201	333,762	345,775	346,308	351,368
2006	91,895	84,092	90,057	86,375	90,347	92,956
2007	64,674	74,259	77,222	80,723	81,664
2008	54,270	50,462	53,770	44,651
2009	37,461	36,535	34,437
2010	32,521	30,434
2011	47,376

Diagonals as of 12/31

Exhibit 13, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

Short Tail Marine and Aerospace

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	35.0%	64.2%	57.8%	51.9%	50.8%	51.0%	51.1%	51.1%	49.7%	48.1%
2003	63.1%	53.5%	41.5%	39.9%	40.4%	39.6%	39.6%	38.9%	39.1%
2004	64.6%	64.5%	58.2%	58.1%	55.4%	55.9%	54.9%	54.7%
2005	110.5%	146.3%	144.2%	149.4%	154.8%	155.0%	157.3%
2006	45.6%	41.7%	44.7%	42.8%	44.8%	46.1%
2007	57.7%	66.2%	68.9%	72.0%	72.8%
2008	69.2%	64.3%	68.5%	56.9%
2009	71.8%	70.0%	66.0%
2010	63.9%	59.8%
2011	89.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	23,188	41,015	42,620	42,808	42,872	42,832	42,832	42,832	42,832	42,832
2003	118,518	119,654	123,248	123,879	123,955	123,940	123,988	124,042	124,139
2004	164,763	172,077	174,841	175,301	175,356	175,318	175,801	175,844
2005	238,981	225,802	226,436	227,067	226,441	224,079	223,393
2006	195,356	199,542	202,492	201,995	202,231	201,625
2007	111,285	113,880	113,657	112,133	112,124
2008	76,578	77,811	78,413	78,460
2009	49,899	51,914	52,200
2010	48,637	50,920
2011	52,704

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	14,980	12,522	(2,752)	(2,540)	(454)	75	47	29	(638)	(674)	5,615
2003	78,305	(11,885)	(14,881)	(2,068)	740	(1,067)	10	(861)	213		(29,799)
2004	113,598	(130)	(11,106)	(283)	(4,726)	978	(1,764)	(456)			(17,487)
2005	246,754	80,087	(4,640)	11,562	12,012	534	5,059				104,614
2006	91,895	(7,803)	5,966	(3,683)	3,973	2,609					1,062
2007	64,674	9,585	2,963	3,501	941						16,990
2008	54,270	(3,807)	3,308	(9,119)							(9,618)
2009	37,461	(926)	(2,098)								(3,024)
2010	32,521	(2,087)									(2,087)
2011	47,376

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	12,522	(14,637)	(17,551)	66,459	(11,911)	21,366	8,501	7,127	(5,612)	66,265

Diagonals as of 12/31

Exhibit 13, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

Short Tail Property

ITD SUMMARY

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	230,546	51,166	93	—	1,019	17	52,294	23%
2003	516,332	129,270	3,163	—	2,737	88	135,258	26%
2004	724,835	355,704	2,445	329	7,151	149	365,778	50%
2005	699,863	810,896	11,446	4,349	12,343	422	839,456	120%
2006	635,179	191,395	4,190	515	6,459	167	202,726	32%
2007	542,036	135,641	3,031	623	3,968	114	143,378	26%
2008	507,586	249,621	24,475	654	7,605	491	282,847	56%
2009	508,757	86,653	10,232	665	4,666	233	102,449	20%
2010	546,532	128,089	55,065	996	56,165	1,683	241,999	44%
2011	593,988	230,964	215,657	33,824	188,570	6,721	675,737	114%

	5,505,653	2,369,400	329,797	41,956	290,683	10,087	3,041,922	55%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	25,994	(178)	(1)	—	0	—	(179)	-1%
2003	5,939	—	—	—	0	—	0	0%
2004	5,810	5,920	—	—	0	—	5,920	102%
2005	6,263	6,124	—	—	0	—	6,124	98%
2006	5,930	—	—	—	0	—	0	0%
2007	19,968	—	—	—	—	—	—	0%
2008	16,060	—	—	—	—	—	—	0%
2009	4,969	—	—	—	—	—	—	0%
2010	7,000	—	—	—	33	—	33	0%
2011	12,160	4,912	2,625	879	2,177	—	10,592	87%

	110,092	16,777	2,624	879	2,210	—	22,490	20%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	204,552	51,345	93	—	1,019	17	52,473	26%
2003	510,392	129,270	3,163	—	2,736	88	135,258	27%
2004	719,024	349,784	2,445	329	7,151	149	359,858	50%
2005	693,600	804,772	11,446	4,349	12,343	422	833,332	120%
2006	629,249	191,395	4,190	515	6,459	167	202,726	32%
2007	522,069	135,641	3,031	623	3,968	114	143,378	27%
2008	491,526	249,621	24,475	654	7,605	491	282,847	58%
2009	503,788	86,653	10,232	665	4,666	233	102,449	20%
2010	539,532	128,089	55,065	996	56,133	1,683	241,966	45%
2011	581,828	226,052	213,032	32,946	186,393	6,721	665,144	114%

	5,395,561	2,352,622	327,173	41,077	288,473	10,087	3,019,432	56%

Exhibit 14, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

Short Tail Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	4,140	30,526	38,512	40,681	48,218	49,346	50,308	50,671	51,116	51,166
2003	33,180	86,297	109,682	120,196	127,761	130,126	130,759	128,577	129,270
2004	98,955	257,215	310,775	331,993	341,790	348,053	353,953	355,704
2005	238,809	554,317	715,370	778,545	814,251	807,800	810,896
2006	37,808	121,225	158,381	173,599	187,488	191,395
2007	33,577	104,822	124,907	134,294	135,641
2008	91,102	191,451	231,432	249,621
2009	28,395	73,297	86,653
2010	44,004	128,089
2011	230,964

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	44,587	58,185	51,519	46,712	52,752	51,580	51,039	50,969	51,247	51,259
2003	91,224	135,146	136,973	139,147	138,093	138,548	137,743	133,317	132,433
2004	225,436	348,930	355,754	355,770	355,805	356,414	359,344	358,478
2005	599,714	829,649	857,740	857,877	850,184	827,505	826,691
2006	104,959	157,283	172,102	184,296	195,551	196,100
2007	95,207	149,864	141,584	140,334	139,295
2008	208,471	252,150	271,560	274,751
2009	64,801	96,581	97,550
2010	122,097	184,150
2011	480,445

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	86,752	74,949	55,272	48,646	54,353	53,161	52,365	52,250	52,415	52,294
2003	255,362	182,652	150,779	146,013	143,042	142,574	141,293	136,047	135,258
2004	469,224	419,653	369,603	367,256	364,657	364,622	367,474	365,778
2005	834,642	875,722	869,689	865,895	861,178	837,702	839,456
2006	229,410	185,683	184,147	194,883	204,948	202,726
2007	188,160	169,220	148,065	145,922	143,378
2008	311,070	287,588	282,980	282,847
2009	149,224	117,101	102,449
2010	281,924	241,999
2011	675,737

Diagonals as of 12/31

Exhibit 14, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

Short Tail Property

GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	37.6%	32.5%	24.0%	21.1%	23.6%	23.1%	22.7%	22.7%	22.7%	22.7%
2003	49.5%	35.4%	29.2%	28.3%	27.7%	27.6%	27.4%	26.3%	26.2%
2004	64.7%	57.9%	51.0%	50.7%	50.3%	50.3%	50.7%	50.5%
2005	119.3%	125.1%	124.3%	123.7%	123.0%	119.7%	119.9%
2006	36.1%	29.2%	29.0%	30.7%	32.3%	31.9%
2007	34.7%	31.2%	27.3%	26.9%	26.5%
2008	61.3%	56.7%	55.8%	55.7%
2009	29.3%	23.0%	20.1%
2010	51.6%	44.3%
2011	113.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	210,944	226,110	229,184	229,763	229,756	229,792	230,570	230,629	230,551	230,546
2003	512,087	519,938	515,057	513,572	514,815	516,554	516,556	516,573	516,332
2004	707,765	721,054	720,895	724,623	725,207	725,026	725,314	724,835
2005	701,891	699,637	703,332	703,097	700,818	700,893	699,863
2006	611,474	630,206	634,944	635,197	635,121	635,179
2007	542,895	543,298	541,965	542,238	542,036
2008	507,486	509,361	508,385	507,586
2009	511,507	510,289	508,757
2010	544,324	546,532
2011	593,988

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	86,752	(11,803)	(19,677)	(6,626)	5,707	(1,192)	(795)	(115)	164	(120)	(34,458)
2003	255,362	(72,710)	(31,872)	(4,767)	(2,971)	(468)	(1,281)	(5,245)	(789)		(120,104)
2004	469,224	(49,571)	(50,050)	(2,347)	(2,599)	(35)	2,852	(1,696)			(103,446)
2005	834,642	41,080	(6,033)	(3,794)	(4,717)	(23,476)	1,755				4,814
2006	229,410	(43,727)	(1,535)	10,735	10,065	(2,221)					(26,684)
2007	188,160	(18,940)	(21,155)	(2,143)	(2,545)						(44,783)
2008	311,070	(23,482)	(4,608)	(133)							(28,223)
2009	149,224	(32,123)	(14,652)								(46,775)
2010	281,924	(39,925)									(39,925)
2011	675,737

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(11,803)	(92,388)	(88,069)	(8,030)	(56,271)	(28,131)	(40,049)	(54,514)	(60,328)	(439,583)

Diagonals as of 12/31

Exhibit 14, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

Short Tail Property

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	0	—	—	—	—	—	—	0%
2003	1,270	171	—	—	—	—	171	13%
2004	4,649	625	6	—	95	2	727	16%
2005	40,761	15,452	1,230	762	1,187	48	18,678	46%
2006	65,019	21,866	3,983	476	1,890	95	28,310	44%
2007	64,868	17,884	3,029	(273)	2,853	84	23,578	36%
2008	47,571	3,734	1,692	447	2,626	71	8,571	18%
2009	35,593	6,029	2,346	232	4,567	107	13,282	37%
2010	34,452	2,756	2,306	212	8,573	166	14,013	41%
2011	33,808	789	663	—	15,462	242	17,156	51%

	327,991	69,307	15,254	1,856	37,254	815	124,487	38%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	4,392	1,144	219	—	189	—	1,552	35%
2006	4,267	—	307	107	202	—	616	14%
2007	47	(122)	241	—	2	—	120	258%
2008	75	—	—	—	3	—	3	4%
2009	1	—	—	—	0	—	0	6%
2010	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	0%

	8,782	1,021	768	107	396	—	2,292	26%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	0	—	—	—	—	—	—	0%
2003	1,270	171	—	—	—	—	171	13%
2004	4,649	625	6	—	95	2	727	16%
2005	36,369	14,309	1,010	762	998	48	17,126	47%
2006	60,752	21,866	3,676	369	1,688	95	27,695	46%
2007	64,821	18,006	2,788	(273)	2,852	84	23,458	36%
2008	47,496	3,734	1,692	447	2,623	71	8,568	18%
2009	35,592	6,029	2,346	232	4,567	107	13,282	37%
2010	34,452	2,756	2,306	212	8,573	166	14,013	41%
2011	33,808	789	663	—	15,462	242	17,156	51%

	319,210	68,286	14,487	1,749	36,858	815	122,195	38%

Exhibit 15, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

Short Tail Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	20	92	107	92	164	166	166	160	171
2004	41	513	738	785	848	871	886	625
2005	751	5,738	9,975	11,121	12,895	15,297	15,452
2006	403	8,620	13,682	16,641	19,970	21,866
2007	2,968	8,708	13,845	14,833	17,884
2008	(105)	1,501	2,820	3,734
2009	281	3,560	6,029
2010	780	2,756
2011	789

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	77	97	225	188	164	166	166	160	171
2004	43	820	939	1,396	1,324	1,196	907	631
2005	4,388	9,571	13,182	16,177	16,605	17,600	17,443
2006	2,100	14,612	20,011	22,741	25,651	26,325
2007	10,211	13,099	17,596	18,503	20,641
2008	179	2,187	4,353	5,873
2009	2,158	6,155	8,608
2010	1,835	5,273
2011	1,452

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	748	416	270	179	160	166	166	161	171
2004	2,320	1,689	1,182	1,435	1,390	1,258	931	727
2005	26,829	20,173	16,515	18,941	18,498	19,352	18,678
2006	30,001	26,442	25,217	26,692	30,963	28,310
2007	37,556	25,964	23,803	24,674	23,578
2008	23,560	14,665	9,371	8,571
2009	22,981	15,752	13,282
2010	18,265	14,013
2011	17,156
Diagonals as of 12/31

Exhibit 15, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

Short Tail Surety

GROSS BASIS

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	58.9%	32.7%	21.2%	14.1%	12.6%	13.1%	13.1%	12.7%	13.5%
2004	49.9%	36.3%	25.4%	30.9%	29.9%	27.1%	20.0%	15.6%
2005	65.8%	49.5%	40.5%	46.5%	45.4%	47.5%	45.8%
2006	46.1%	40.7%	38.8%	41.1%	47.6%	43.5%
2007	57.9%	40.0%	36.7%	38.0%	36.3%
2008	49.5%	30.8%	19.7%	18.0%
2009	64.6%	44.3%	37.3%
2010	53.0%	40.7%
2011	50.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	0	0	0	0	0	0	0
2003	1,095	1,065	1,340	1,345	1,300	1,270	1,270	1,270	1,270
2004	3,853	4,656	4,703	4,715	4,640	4,649	4,649	4,649
2005	35,957	39,826	39,739	40,053	40,377	40,594	40,761
2006	59,288	62,027	63,166	63,933	64,603	65,019
2007	60,034	62,857	64,185	64,643	64,868
2008	48,034	47,685	47,544	47,571
2009	35,225	35,579	35,593
2010	34,876	34,452
2011	33,808

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	—	—	—	—	—	—	—	—	—	—	—
2003	748	(333)	(146)	(91)	(19)	6	0	(5)	10		(577)
2004	2,320	(631)	(507)	253	(45)	(132)	(327)	(204)			(1,593)
2005	26,829	(6,656)	(3,658)	2,425	(442)	853	(673)				(8,150)
2006	30,001	(3,559)	(1,224)	1,474	4,272	(2,653)					(1,690)
2007	37,556	(11,592)	(2,161)	871	(1,096)						(13,978)
2008	23,560	(8,895)	(5,294)	(800)							(14,989)
2009	22,981	(7,229)	(2,470)								(9,699)
2010	18,265	(4,252)									(4,252)
2011	17,156

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	—	(333)	(777)	(7,253)	(6,982)	(10,431)	(10,156)	(6,859)	(12,138)	(54,930)

Diagonals as of 12/31

Exhibit 15, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Workers Compensation Total

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	14,259	1,326	1,670	—	5,132	102	8,231	58%
2003	35,934	22,281	3,486	—	3,411	103	29,281	81%
2004	49,416	23,921	5,616	—	9,532	227	39,296	80%
2005	71,753	45,381	4,570	—	3,948	128	54,027	75%
2006	157,324	56,741	7,916	—	10,117	325	75,100	48%
2007	226,022	99,549	24,852	—	22,215	862	147,478	65%
2008	256,057	141,756	50,279	—	32,607	1,045	225,688	88%
2009	123,778	50,495	33,418	—	19,709	505	104,127	84%
2010	5,730	513	1,443	106	2,811	62	4,935	86%
2011	4,516	—	9	366	3,311	55	3,742	83%

	944,789	441,963	133,260	472	112,793	3,415	691,904	73%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	4	229	41	—	0	—	271	7163%
2005	1,775	629	65	—	58	—	752	42%
2006	3,539	—	738	—	118	—	857	24%
2007	17,314	—	—	—	2,051	—	2,051	12%
2008	26,813	—	—	—	215	—	215	1%
2009	15,984	—	2,816	—	3,540	—	6,356	40%
2010	1,796	—	—	—	650	—	650	36%
2011	—	—	—	—	—	—	—	0%

	67,224	859	3,660	—	6,633	—	11,151	17%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	14,259	1,326	1,670	—	5,132	102	8,231	58%
2003	35,934	22,281	3,486	—	3,411	103	29,281	81%
2004	49,412	23,692	5,574	—	9,532	227	39,025	79%
2005	69,978	44,751	4,506	—	3,890	128	53,274	76%
2006	153,785	56,741	7,178	—	9,999	325	74,243	48%
2007	208,709	99,549	24,852	—	20,164	862	145,427	70%
2008	229,244	141,756	50,279	—	32,393	1,045	225,473	98%
2009	107,794	50,495	30,602	—	16,169	505	97,771	91%
2010	3,933	513	1,443	106	2,161	62	4,285	109%
2011	4,516	—	9	366	3,311	55	3,742	83%

	877,565	441,105	129,600	472	106,161	3,415	680,753	78%

Exhibit 16, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Workers Compensation Total

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	98	122	266	318	424	906	947	1,326
2003	59	6,934	12,550	16,633	18,762	19,957	20,732	21,367	22,281
2004	3,306	9,835	14,376	16,905	19,362	22,028	22,931	23,921
2005	1,474	20,008	27,019	34,592	39,890	43,350	45,381
2006	3,102	27,661	36,545	45,297	51,118	56,741
2007	9,855	39,668	65,093	83,729	99,549
2008	23,720	70,730	109,635	141,756
2009	14,752	35,823	50,495
2010	272	513
2011	—

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	625	1,010	1,976	2,379	2,629	2,598	2,787	2,883	2,997
2003	2,178	16,794	21,018	23,761	24,610	24,331	24,611	25,040	25,767
2004	10,687	21,365	26,104	27,585	28,752	28,628	29,170	29,536
2005	5,750	43,224	44,239	48,142	50,874	48,487	49,951
2006	8,566	47,136	46,347	51,959	59,868	64,658
2007	18,434	69,854	92,347	109,605	124,401
2008	76,641	120,368	161,624	192,035
2009	44,300	70,132	83,913
2010	1,793	2,062
2011	375

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	13,322	9,450	11,229	11,112	11,182	11,146	10,745	10,189	9,382	8,231
2003	30,726	35,646	34,130	30,804	30,782	29,479	29,097	28,827	29,281
2004	41,855	45,963	41,173	41,248	40,518	39,380	39,397	39,296
2005	43,864	60,006	56,366	56,418	56,299	53,554	54,027
2006	78,444	87,935	73,870	71,375	76,251	75,100
2007	139,115	135,758	136,508	139,060	147,478
2008	170,710	185,849	193,469	225,688
2009	98,306	106,644	104,127
2010	5,449	4,935
2011	3,742

Diagonals as of 12/31

Exhibit 16, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Workers Compensation Total

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	93.4%	66.3%	78.7%	77.9%	78.4%	78.2%	75.4%	71.5%	65.8%	57.7%
2003	85.5%	99.2%	95.0%	85.7%	85.7%	82.0%	81.0%	80.2%	81.5%
2004	84.7%	93.0%	83.3%	83.5%	82.0%	79.7%	79.7%	79.5%
2005	61.1%	83.6%	78.6%	78.6%	78.5%	74.6%	75.3%
2006	49.9%	55.9%	47.0%	45.4%	48.5%	47.7%
2007	61.5%	60.1%	60.4%	61.5%	65.2%
2008	66.7%	72.6%	75.6%	88.1%
2009	79.4%	86.2%	84.1%
2010	95.1%	86.1%
2011	82.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	14,224	15,286	14,224	14,239	14,244	14,246	14,254	14,259	14,259	14,259
2003	34,623	35,717	37,284	36,077	36,001	35,899	35,934	35,934	35,934
2004	50,952	50,438	49,555	49,475	49,383	49,412	49,416	49,416
2005	53,497	73,528	73,644	73,130	73,305	71,721	71,753
2006	150,689	160,628	158,245	158,241	157,308	157,324
2007	231,634	231,675	226,098	225,824	226,022
2008	261,596	256,695	255,689	256,057
2009	125,412	123,853	123,778
2010	5,394	5,730
2011	4,516

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	13,322	(3,872)	1,779	(117)	70	(36)	(402)	(556)	(807)	(1,151)	(5,091)
2003	30,726	4,919	(1,516)	(3,326)	(22)	(1,303)	(382)	(271)	454		(1,445)
2004	41,855	4,108	(4,790)	75	(730)	(1,139)	17	(101)			(2,560)
2005	43,864	16,142	(3,640)	52	(119)	(2,745)	473				10,163
2006	78,444	9,491	(14,065)	(2,495)	4,876	(1,151)					(3,344)
2007	139,115	(3,357)	750	2,552	8,418						8,363
2008	170,710	15,139	7,620	32,219							54,978
2009	98,306	8,338	(2,517)								5,822
2010	5,449	(514)									(514)
2011	3,742

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(3,872)	6,698	2,475	8,097	5,868	(19,804)	11,198	19,582	36,128	66,371

Diagonals as of 12/31

Exhibit 16, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	43,815	32	18	—	4,094	62	4,205	10%
2003	174,168	7,006	71	—	16,737	252	24,066	14%
2004	235,163	9,230	3,235	—	28,081	470	41,016	17%
2005	265,477	22,816	25,098	—	41,793	1,073	90,780	34%
2006	330,520	67,333	33,925	—	71,453	2,231	174,942	53%
2007	509,564	219,529	44,124	—	113,933	3,306	380,892	75%
2008	573,298	186,500	132,814	—	155,227	5,551	480,093	84%
2009	529,263	141,818	54,292	1	215,103	7,030	418,244	79%
2010	427,868	23,144	97,315	—	242,559	9,496	372,513	87%
2011	442,450	5,530	13,439	—	290,750	10,645	320,364	72%

	3,531,588	682,938	404,330	1	1,179,730	40,115	2,307,114	65%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	509	—	—	—	0	—	0	0%
2004	446	41	29	—	2	—	72	16%
2005	5,364	19	24	—	1,488	—	1,532	29%
2006	26,589	13,558	12,820	—	7,383	—	33,761	127%
2007	64,844	7,420	5,764	—	15,502	—	28,685	44%
2008	85,594	8,633	6,685	—	18,187	—	33,505	39%
2009	98,185	28,079	6,967	—	40,892	—	75,938	77%
2010	91,680	3,819	26,131	—	50,976	—	80,927	88%
2011	95,074	679	451	—	62,771	—	63,901	67%

	468,285	62,248	58,871	—	197,201	—	318,320	68%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	43,815	32	18	—	4,094	62	4,205	10%
2003	173,660	7,006	71	—	16,736	252	24,066	14%
2004	234,717	9,190	3,206	—	28,080	470	40,945	17%
2005	260,113	22,797	25,074	—	40,305	1,073	89,248	34%
2006	303,931	53,775	21,105	—	64,070	2,231	141,181	46%
2007	444,721	212,110	38,360	—	98,431	3,306	352,207	79%
2008	487,704	177,867	126,130	—	137,040	5,551	446,587	92%
2009	431,078	113,738	47,325	1	174,211	7,030	342,306	79%
2010	336,188	19,325	71,183	—	191,583	9,496	291,586	87%
2011	347,376	4,851	12,987	—	227,979	10,645	256,463	74%

	3,063,303	620,691	345,459	1	982,529	40,115	1,988,794	65%

Exhibit 17, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	32
2003	—	18	24	48	58	1,766	1,768	3,472	7,006
2004	—	44	160	3,746	4,071	4,079	9,168	9,230
2005	2,780	2,744	8,030	8,050	8,480	22,544	22,816
2006	392	13,454	25,303	57,259	62,016	67,333
2007	9,173	41,156	71,065	170,287	219,529
2008	36,496	85,178	146,320	186,500
2009	16,426	79,971	141,818
2010	2,961	23,144
2011	5,530

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	50
2003	0	5,018	6,108	4,048	4,058	5,044	5,028	6,728	7,077
2004	—	44	160	3,769	4,071	4,092	9,217	12,465
2005	10,780	15,794	18,056	34,550	47,625	47,652	47,914
2006	9,283	45,291	48,724	63,243	67,394	101,258
2007	20,568	96,035	184,859	228,890	263,653
2008	92,050	150,786	256,915	319,314
2009	65,770	165,273	196,111
2010	40,421	120,458
2011	18,969

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	33,623	28,419	22,995	20,490	16,449	14,668	13,370	9,624	5,478	4,205
2003	124,562	114,944	93,978	81,589	68,616	59,697	51,369	30,037	24,066
2004	161,955	146,298	134,875	122,134	94,267	76,543	50,265	41,016
2005	201,509	195,478	180,496	151,708	136,578	115,303	90,780
2006	259,060	257,004	225,716	196,671	168,690	174,942
2007	357,415	396,805	414,984	383,809	380,892
2008	410,192	404,068	456,014	480,093
2009	372,982	442,207	418,244
2010	339,221	372,513
2011	320,364

Diagonals as of 12/31

Exhibit 17, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

GROSS BASIS

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	76.7%	64.9%	52.5%	46.8%	37.5%	33.5%	30.5%	22.0%	12.5%	9.6%
2003	71.5%	66.0%	54.0%	46.8%	39.4%	34.3%	29.5%	17.2%	13.8%
2004	68.9%	62.2%	57.4%	51.9%	40.1%	32.5%	21.4%	17.4%
2005	75.9%	73.6%	68.0%	57.1%	51.4%	43.4%	34.2%
2006	78.4%	77.8%	68.3%	59.5%	51.0%	52.9%
2007	70.1%	77.9%	81.4%	75.3%	74.7%
2008	71.5%	70.5%	79.5%	83.7%
2009	70.5%	83.6%	79.0%
2010	79.3%	87.1%
2011	72.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	44,252	44,252	43,815	43,815	43,815	43,815	43,815	43,815	43,815	43,815
2003	173,063	174,352	174,168	174,168	174,168	174,168	174,168	174,168	174,168
2004	236,951	235,206	235,202	235,162	235,162	235,163	235,163	235,163
2005	265,176	264,882	264,714	264,512	264,532	264,531	265,477
2006	329,830	331,764	331,139	331,090	331,118	330,520
2007	515,353	515,233	510,039	509,792	509,564
2008	576,831	573,718	572,967	573,298
2009	528,867	529,313	529,263
2010	426,946	427,868
2011	442,450

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	33,623	(5,204)	(5,424)	(2,505)	(4,041)	(1,782)	(1,298)	(3,746)	(4,146)	(1,272)	(29,418)
2003	124,562	(9,618)	(20,966)	(12,388)	(12,973)	(8,919)	(8,328)	(21,332)	(5,971)		(100,496)
2004	161,955	(15,657)	(11,423)	(12,741)	(27,866)	(17,724)	(26,278)	(9,248)			(120,938)
2005	201,509	(6,031)	(14,982)	(28,788)	(15,130)	(21,275)	(24,523)				(110,729)
2006	259,060	(2,056)	(31,287)	(29,046)	(27,981)	6,252					(84,119)
2007	357,415	39,390	18,179	(31,175)	(2,918)						23,476
2008	410,192	(6,124)	51,945	24,079							69,900
2009	372,982	69,225	(23,963)								45,262
2010	339,221	33,292									33,292
2011	320,364

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(5,204)	(15,042)	(39,128)	(33,883)	(44,534)	(58,769)	(61,919)	(11,016)	(4,274)	(273,770)

Diagonals as of 12/31

Exhibit 17, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	6,766	—	—	—	—	—	—	0%
2008	417,175	357,958	105	—	—	—	358,063	86%
2009	386,644	321,678	233	—	146	—	322,058	83%
2010	404,681	279,397	424	—	509	—	280,331	69%
2011	566,243	461,335	48,246	—	18,797	—	528,379	93%

	1,781,508	1,420,369	49,008	—	19,452	—	1,488,830	84%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	1,078	—	—	—	—	—	—	0%
2008	60,717	44,250	13	—	—	—	44,263	73%
2009	54,929	41,210	30	—	19	—	41,259	75%
2010	6,796	—	—	—	—	—	—	0%
2011	1,629	—	7,307	—	654	—	7,961	489%

	125,149	85,460	7,350	—	673	—	93,483	75%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	5,688	—	—	—	—	—	—	0%
2008	356,458	313,708	92	—	—	—	313,800	88%
2009	331,714	280,468	203	—	127	—	280,799	85%
2010	397,885	279,397	424	—	509	—	280,331	70%
2011	564,614	461,335	40,939	—	18,143	—	520,418	92%

	1,656,360	1,334,909	41,658	—	18,780	—	1,395,347	84%

Insurance—Agriculture gross is net of FCIC cession

Exhibit 18, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	26	276	891	7,698	—
2008	185,478	354,044	357,897	357,958
2009	204,192	320,757	321,678
2010	145,213	279,397
2011	461,335

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	368	276	891	7,711	—
2008	350,710	363,738	357,789	358,063
2009	332,521	323,672	321,912
2010	248,660	279,822
2011	509,582

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	5,903	276	891	7,711	—
2008	380,307	363,745	357,789	358,063
2009	340,564	323,648	322,058
2010	305,981	280,331
2011	528,379
Diagonals as of 12/31

Insurance—Agriculture gross is net of FCIC cession

Exhibit 18, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2007	87.2%	4.1%	13.2%	114.0%	0.0%
2008	91.2%	87.2%	85.8%	85.8%
2009	88.1%	83.7%	83.3%
2010	75.6%	69.3%
2011	93.3%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	6,766	6,766	6,766	6,766	6,766
2008	417,175	417,175	417,175	417,175
2009	386,897	386,644	386,644
2010	404,681	404,681
2011	566,243

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—		—
2004	—	—	—	—	—	—	—	—			—
2005	—	—	—	—	—	—	—				—
2006	—	—	—	—	—	—					—
2007	5,903	(5,627)	615	6,820	(7,711)						(5,903)
2008	380,307	(16,562)	(5,956)	274							(22,244)
2009	340,564	(16,916)	(1,590)								(18,506)
2010	305,981	(25,650)									(25,650)
2011	528,379

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	—	—	—	—	—	(5,627)	(15,947)	(16,051)	(34,677)	(72,303)

Diagonals as of 12/31

Insurance—Agriculture gross is net of FCIC cession

Exhibit 18, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	34,150	2,270	—	—	—	—	2,270	7%
2003	66,746	19,511	37	—	7	1	19,556	29%
2004	98,396	39,481	390	—	246	10	40,126	41%
2005	104,197	158,921	384	—	601	15	159,920	153%
2006	135,519	37,738	108	—	206	5	38,057	28%
2007	143,365	41,514	95	—	579	10	42,198	29%
2008	133,628	32,440	2,949	—	1,076	63	36,528	27%
2009	138,366	17,280	1,735	—	1,556	65	20,636	15%
2010	126,319	11,196	1,432	—	3,936	139	16,703	13%
2011	118,375	9,863	22,970	—	18,633	1,033	52,500	44%

	1,099,062	370,215	30,099	—	26,841	1,339	428,495	39%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	347	—	—	—	—	—	—	0%
2003	1,785	41	—	—	0	—	41	2%
2004	2,278	2,418	0	—	1	—	2,419	106%
2005	8,421	4,558	—	—	13	—	4,571	54%
2006	73,467	1,238	1	—	11	—	1,249	2%
2007	104,872	14,811	—	—	33	—	14,844	14%
2008	63,620	3,834	309	—	182	—	4,325	7%
2009	62,856	1,492	336	108	624	—	2,559	4%
2010	39,368	110	146	—	1,410	—	1,666	4%
2011	45,041	1,155	5,101	—	2,781	—	9,037	20%

	402,055	29,657	5,892	108	5,055	—	40,712	10%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	33,802	2,270	—	—	—	—	2,270	7%
2003	64,961	19,471	37	—	7	1	19,515	30%
2004	96,118	37,063	389	—	245	10	37,707	39%
2005	95,776	154,363	384	—	588	15	155,349	162%
2006	62,052	36,500	107	—	196	5	36,808	59%
2007	38,493	26,703	95	—	546	10	27,354	71%
2008	70,008	28,606	2,640	—	894	63	32,203	46%
2009	75,510	15,789	1,400	(108)	932	65	18,077	24%
2010	86,951	11,086	1,286	—	2,526	139	15,037	17%
2011	73,334	8,708	17,869	—	15,853	1,033	43,463	59%

	697,006	340,558	24,207	(108)	21,786	1,339	387,783	56%

Exhibit 19, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	149	1,449	2,257	2,267	2,270	2,270	2,270	2,270	2,270	2,270
2003	59	11,319	15,241	17,242	17,529	18,690	19,484	19,513	19,511
2004	3,387	21,718	27,079	31,733	35,208	38,510	39,244	39,481
2005	24,566	92,015	139,954	159,193	156,959	158,786	158,921
2006	9,674	26,400	36,501	37,343	37,557	37,738
2007	12,006	28,845	41,272	40,884	41,514
2008	12,333	26,709	30,982	32,440
2009	11,722	16,178	17,280
2010	5,481	11,196
2011	9,863

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	1,600	3,392	2,404	2,268	2,271	2,270	2,270	2,270	2,270	2,270
2003	13,666	17,295	19,968	23,906	23,914	26,768	25,556	19,588	19,548
2004	24,953	43,290	40,155	39,781	40,782	40,992	40,117	39,871
2005	150,184	173,910	168,249	165,864	159,680	159,293	159,305
2006	40,897	38,230	38,378	38,428	37,922	37,846
2007	32,677	44,615	42,186	41,163	41,609
2008	36,559	34,227	33,950	35,389
2009	20,625	19,026	19,016
2010	12,419	12,628
2011	32,833

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	13,250	4,579	2,407	2,317	2,279	2,276	2,273	2,273	2,276	2,270
2003	32,391	19,396	20,117	24,046	24,048	26,894	25,660	19,605	19,556
2004	60,457	40,705	40,699	40,265	41,119	41,139	40,714	40,126
2005	201,943	178,153	173,217	170,837	164,315	164,321	159,920
2006	69,557	42,988	40,726	40,445	39,877	38,057
2007	53,945	46,684	42,979	41,898	42,198
2008	62,931	39,430	35,686	36,528
2009	38,060	21,637	20,636
2010	30,380	16,703
2011	52,500

Diagonals as of 12/31

Exhibit 19, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

GROSS BASIS

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	38.8%	13.4%	7.0%	6.8%	6.7%	6.7%	6.7%	6.7%	6.7%	6.6%
2003	48.5%	29.1%	30.1%	36.0%	36.0%	40.3%	38.4%	29.4%	29.3%
2004	61.4%	41.4%	41.4%	40.9%	41.8%	41.8%	41.4%	40.8%
2005	193.8%	171.0%	166.2%	164.0%	157.7%	157.7%	153.5%
2006	51.3%	31.7%	30.1%	29.8%	29.4%	28.1%
2007	37.6%	32.6%	30.0%	29.2%	29.4%
2008	47.1%	29.5%	26.7%	27.3%
2009	27.5%	15.6%	14.9%
2010	24.1%	13.2%
2011	44.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	34,208	34,208	34,149	34,150	34,150	34,150	34,150	34,150	34,150	34,150
2003	66,925	66,662	66,594	66,701	66,680	66,744	66,744	66,744	66,746
2004	98,988	98,136	98,194	98,189	98,188	98,378	98,385	98,396
2005	104,426	104,038	103,897	103,986	104,193	104,199	104,197
2006	135,626	134,964	135,131	135,258	135,521	135,519
2007	142,304	143,151	143,335	143,364	143,365
2008	134,040	133,828	133,772	133,628
2009	138,732	138,373	138,366
2010	126,285	126,319
2011	118,375

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	13,250	(8,671)	(2,173)	(90)	(37)	(3)	(3)	0	3	(6)	(10,980)
2003	32,391	(12,995)	721	3,928	3	2,846	(1,234)	(6,055)	(49)		(12,835)
2004	60,457	(19,752)	(6)	(434)	854	20	(424)	(589)			(20,331)
2005	201,943	(23,791)	(4,935)	(2,381)	(6,522)	6	(4,401)				(42,023)
2006	69,557	(26,569)	(2,263)	(281)	(568)	(1,820)					(31,500)
2007	53,945	(7,261)	(3,705)	(1,081)	300						(11,747)
2008	62,931	(23,500)	(3,744)	842							(26,402)
2009	38,060	(16,423)	(1,001)								(17,424)
2010	30,380	(13,677)									(13,677)
2011	52,500

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(8,671)	(15,167)	(19,121)	(19,905)	(31,939)	(8,207)	(35,223)	(28,286)	(20,399)	(186,919)

Diagonals as of 12/31

Exhibit 19, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	113,157	50,245	8,739	5,374	11,821	389	76,568	68%
2003	383,277	180,978	18,900	5,392	39,833	962	246,065	64%
2004	414,945	158,575	14,968	2,100	64,974	1,231	241,847	58%
2005	417,633	152,188	23,993	6,401	46,479	1,153	230,213	55%
2006	408,474	116,718	31,530	3,690	50,047	1,279	203,263	50%
2007	238,943	65,938	24,186	14,617	46,346	1,277	152,365	64%
2008	197,948	54,387	28,801	12,836	53,016	1,420	150,460	76%
2009	208,519	40,371	24,655	6,801	80,717	1,683	154,225	74%
2010	267,975	36,776	28,878	9,555	134,375	2,592	212,177	79%
2011	268,833	17,854	14,917	6,852	165,810	2,814	208,246	77%

	2,919,704	874,031	219,566	73,618	693,417	14,799	1,875,429	64%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	1,521	1,201	13	—	8	—	1,222	80%
2004	2,743	1,332	59	—	26	—	1,417	52%
2005	4,684	2,173	87	—	89	—	2,349	50%
2006	4,215	—	—	—	123	—	123	3%
2007	224	—	—	—	42	—	42	19%
2008	369	—	—	—	82	—	82	22%
2009	452	—	—	—	250	—	250	55%
2010	632	—	—	—	455	—	455	72%
2011	784	—	—	—	428	—	428	55%

	15,623	4,707	158	—	1,504	—	6,369	41%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	113,157	50,245	8,739	5,374	11,821	389	76,568	68%
2003	381,756	179,776	18,887	5,392	39,825	962	244,843	64%
2004	412,202	157,243	14,909	2,100	64,947	1,231	240,430	58%
2005	412,949	150,014	23,906	6,401	46,390	1,153	227,864	55%
2006	404,259	116,718	31,530	3,690	49,923	1,279	203,140	50%
2007	238,720	65,938	24,186	14,617	46,304	1,277	152,323	64%
2008	197,579	54,387	28,801	12,836	52,934	1,420	150,378	76%
2009	208,067	40,371	24,655	6,801	80,466	1,683	153,975	74%
2010	267,343	36,776	28,878	9,555	133,920	2,592	211,721	79%
2011	268,049	17,854	14,917	6,852	165,381	2,814	207,818	78%

	2,904,081	869,324	219,407	73,618	691,913	14,799	1,869,060	64%

Exhibit 20, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	1	5,427	9,998	14,234	30,821	31,302	38,659	46,171	48,585	50,245
2003	11,791	33,749	58,264	79,840	110,906	129,785	144,487	172,890	180,978
2004	17,977	41,769	63,243	94,140	119,244	140,410	144,528	158,575
2005	7,363	43,760	66,713	101,156	125,594	142,339	152,188
2006	9,478	41,381	62,535	81,385	100,204	116,718
2007	4,803	18,397	32,059	46,699	65,938
2008	2,318	15,547	37,681	54,387
2009	3,803	24,063	40,371
2010	11,198	36,776
2011	17,854

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	9	17,339	26,095	57,789	68,924	66,591	65,170	62,892	58,755	64,358
2003	33,305	79,118	108,318	135,538	161,783	171,961	187,570	197,894	205,270
2004	44,765	91,500	129,984	146,747	170,953	178,430	169,233	175,643
2005	24,298	92,381	127,840	151,336	174,650	177,690	182,581
2006	22,370	78,347	99,571	124,089	137,735	151,938
2007	19,079	49,225	76,475	88,983	104,742
2008	9,658	49,283	77,252	96,024
2009	13,686	51,722	71,826
2010	28,875	75,210
2011	39,623

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	98,920	76,127	78,182	98,624	94,644	90,100	89,833	82,075	74,143	76,568
2003	260,453	253,580	244,330	241,548	247,206	240,465	240,290	255,015	246,065
2004	298,594	282,031	268,538	255,247	256,972	252,580	232,435	241,847
2005	253,516	248,018	252,721	243,060	244,178	234,903	230,213
2006	238,987	240,845	225,029	218,830	207,986	203,263
2007	152,409	160,435	159,200	158,024	152,365
2008	131,564	143,620	153,967	150,460
2009	142,993	158,678	154,225
2010	202,477	212,177
2011	208,246

Diagonals as of 12/31

Exhibit 20, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

GROSS BASIS

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	87.4%	67.3%	69.1%	87.2%	83.6%	79.6%	79.4%	72.5%	65.5%	67.7%
2003	68.0%	66.2%	63.7%	63.0%	64.5%	62.7%	62.7%	66.5%	64.2%
2004	72.0%	68.0%	64.7%	61.5%	61.9%	60.9%	56.0%	58.3%
2005	60.7%	59.4%	60.5%	58.2%	58.5%	56.2%	55.1%
2006	58.5%	59.0%	55.1%	53.6%	50.9%	49.8%
2007	63.8%	67.1%	66.6%	66.1%	63.8%
2008	66.5%	72.6%	77.8%	76.0%
2009	68.6%	76.1%	74.0%
2010	75.6%	79.2%
2011	77.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	80,880	108,736	111,046	121,617	115,379	115,236	113,014	113,128	113,137	113,157
2003	377,811	382,584	385,075	383,828	383,886	382,654	383,096	383,132	383,277
2004	409,871	413,689	414,208	412,775	412,868	414,534	414,846	414,945
2005	387,625	414,475	414,741	415,492	419,364	417,400	417,633
2006	400,251	409,599	407,979	410,287	408,314	408,474
2007	243,895	235,569	236,128	238,307	238,943
2008	195,724	196,073	197,285	197,948
2009	202,262	206,298	208,519
2010	266,088	267,975
2011	268,833

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	98,920	(22,793)	2,055	20,442	(3,980)	(4,544)	(267)	(7,758)	(7,933)	2,426	(22,352)
2003	260,453	(6,873)	(9,250)	(2,782)	5,659	(6,741)	(175)	14,725	(8,950)		(14,388)
2004	298,594	(16,563)	(13,493)	(13,292)	1,725	(4,392)	(20,146)	9,412			(56,747)
2005	253,516	(5,498)	4,703	(9,661)	1,118	(9,274)	(4,690)				(23,303)
2006	238,987	1,859	(15,817)	(6,199)	(10,844)	(4,722)					(35,724)
2007	152,409	8,027	(1,235)	(1,176)	(5,659)						(43)
2008	131,564	12,056	10,347	(3,507)							18,896
2009	142,993	15,685	(4,453)								11,232
2010	202,477	9,700									9,700
2011	208,246

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(22,793)	(4,818)	(5,371)	(25,753)	(5,615)	(22,733)	(6,585)	(8,616)	(10,443)	(112,729)

Diagonals as of 12/31

Exhibit 20, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	68	2	—	—	—	—	2	3%
2005	37,822	28,360	—	—	0	—	28,360	75%
2006	105,096	71,280	—	—	0	0	71,280	68%
2007	135,912	85,977	—	—	0	0	85,977	63%
2008	14,152	6,447	—	—	—	—	6,447	46%
2009	10,712	4,310	0	—	—	0	4,310	40%
2010	16,964	9,230	207	—	9	3	9,449	56%
2011	14,352	8,989	197	—	4,299	67	13,552	94%

	335,078	214,595	404	—	4,308	71	219,377	65%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	0%
2008	472	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	0%
2011	—	—	—	—	—	—	—	0%

	3,302	—	—	—	—	—	—	0%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	68	2	—	—	—	—	2	3%
2005	37,822	28,360	—	—	0	—	28,360	75%
2006	104,255	71,280	—	—	0	0	71,280	68%
2007	133,923	85,977	—	—	0	0	85,977	64%
2008	13,680	6,447	—	—	—	—	6,447	47%
2009	10,712	4,310	0	—	—	0	4,310	40%
2010	16,964	9,230	207	—	9	3	9,449	56%
2011	14,352	8,989	197	—	4,299	67	13,552	94%

	331,776	214,595	404	—	4,308	71	219,377	66%

Exhibit 21, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	2	2	2	2	2	2	2
2005	3,462	28,260	28,293	28,375	28,358	28,360	28,360
2006	275	71,952	71,952	71,269	71,283	71,280
2007	26	85,438	86,049	85,997	85,977
2008	1,450	6,244	6,447	6,447
2009	403	4,268	4,310
2010	1,088	9,230
2011	8,989

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	—	2	2	2	2	2	2	2
2005	4,397	28,322	28,293	28,375	28,358	28,360	28,360
2006	275	71,952	71,952	71,269	71,283	71,280
2007	26	85,438	86,049	85,997	85,977
2008	1,450	6,244	6,447	6,447
2009	483	4,268	4,310
2010	2,078	9,437
2011	9,185

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	61	2	2	2	2	2	2	2
2005	33,287	27,961	28,276	28,389	28,372	28,372	28,360
2006	69,039	72,670	72,149	71,434	71,443	71,280
2007	108,059	85,529	86,083	86,028	85,977
2008	12,049	6,168	6,443	6,447
2009	8,936	4,307	4,310
2010	12,630	9,449
2011	13,552
Diagonals as of 12/31

Exhibit 21, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	90.3%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
2005	88.0%	73.9%	74.8%	75.1%	75.0%	75.0%	75.0%
2006	65.7%	69.1%	68.7%	68.0%	68.0%	67.8%
2007	79.5%	62.9%	63.3%	63.3%	63.3%
2008	85.1%	43.6%	45.5%	45.6%
2009	83.4%	40.2%	40.2%
2010	74.5%	55.7%
2011	94.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—
2004	1,626	68	68	68	68	68	68	68
2005	37,217	38,317	37,853	37,819	37,821	37,822	37,822
2006	105,944	105,050	105,100	105,074	105,096	105,096
2007	131,990	135,909	135,949	135,946	135,912
2008	14,334	14,338	14,161	14,152
2009	11,419	10,623	10,712
2010	17,532	16,964
2011	14,352

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—		—
2004	61	(59)	0	—	—	—	—	(0)			(59)
2005	33,287	(5,326)	315	113	(17)	(0)	(12)				(4,927)
2006	69,039	3,631	(521)	(715)	8	(163)					2,241
2007	108,059	(22,530)	554	(55)	(51)						(22,082)
2008	12,049	(5,881)	275	4							(5,602)
2009	8,936	(4,629)	3								(4,626)
2010	12,630	(3,181)									(3,181)
2011	13,552
Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	—	—	(59)	(5,326)	3,946	(22,938)	(6,059)	(4,400)	(3,399)	(38,237)

Diagonals as of 12/31

Exhibit 21, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	271,807	70,309	922	—	1,025	29	72,286	27%
2003	619,069	170,084	5,103	—	3,767	133	179,086	29%
2004	895,300	441,056	5,975	329	10,545	253	458,158	51%
2005	973,839	1,147,371	30,959	5,141	25,010	917	1,209,398	124%
2006	915,811	284,152	22,223	2,439	15,551	603	324,968	35%
2007	729,648	214,781	24,906	1,771	9,584	544	251,587	34%
2008	642,590	285,575	37,421	1,992	13,493	794	339,275	53%
2009	603,788	112,158	21,429	4,748	14,756	614	153,705	25%
2010	637,191	144,613	67,844	1,419	72,804	2,131	288,810	45%
2011	684,086	240,454	229,663	36,336	228,828	7,572	742,854	109%

	6,973,129	3,110,554	446,446	54,175	395,363	13,590	4,020,127	58%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	25,994	(178)	(1)	—	0	—	(179)	-1%
2003	5,939	—	—	—	0	—	0	0%
2004	5,810	5,920	—	—	0	—	5,920	102%
2005	10,655	7,267	219	—	190	—	7,676	72%
2006	13,095	—	307	107	202	—	616	5%
2007	23,918	2,337	241	—	2	—	2,580	11%
2008	19,506	—	—	—	3	—	3	0%
2009	7,200	—	—	—	0	—	0	0%
2010	8,765	—	—	—	33	—	33	0%
2011	12,160	4,912	2,625	879	2,177	—	10,592	87%

	133,043	20,258	3,392	986	2,606	—	27,242	20%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	245,813	70,487	923	—	1,025	29	72,464	29%
2003	613,130	170,084	5,103	—	3,766	133	179,086	29%
2004	889,490	435,136	5,975	329	10,545	253	452,238	51%
2005	963,184	1,140,104	30,739	5,141	24,821	917	1,201,722	125%
2006	902,715	284,152	21,916	2,332	15,349	603	324,352	36%
2007	705,730	212,444	24,665	1,771	9,583	544	249,007	35%
2008	623,084	285,575	37,421	1,992	13,490	794	339,272	54%
2009	596,588	112,158	21,429	4,748	14,756	614	153,705	26%
2010	628,426	144,613	67,844	1,419	72,771	2,131	288,777	46%
2011	671,926	235,542	227,038	35,457	226,651	7,572	732,262	109%

	6,840,086	3,090,296	443,054	53,189	392,757	13,590	3,992,886	58%

Exhibit 22, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	4,548	41,987	54,693	57,924	66,630	68,372	69,893	70,816	70,839	70,309
2003	41,828	109,913	140,286	153,991	165,324	169,704	170,912	168,461	170,084
2004	106,786	301,217	372,858	408,197	421,709	430,656	438,494	441,056
2005	260,268	700,431	947,073	1,051,038	1,122,230	1,137,807	1,147,371
2006	45,239	153,931	214,663	245,378	272,219	284,152
2007	45,916	142,747	183,672	205,290	214,781
2008	98,332	214,435	262,169	285,575
2009	33,426	91,532	112,158
2010	49,385	144,613
2011	240,454

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	48,981	78,306	74,042	68,151	73,852	72,568	72,247	72,248	71,819	71,231
2003	117,972	178,507	180,805	183,863	183,562	182,714	181,626	176,173	175,187
2004	260,197	432,551	448,384	452,360	449,262	448,755	449,680	447,361
2005	769,903	1,135,659	1,187,296	1,209,471	1,213,253	1,185,342	1,183,471
2006	129,702	227,438	271,882	288,853	307,470	308,814
2007	132,756	227,089	232,979	239,544	241,459
2008	228,280	291,060	319,618	324,989
2009	81,483	132,456	138,335
2010	135,629	213,875
2011	506,454

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	101,564	101,508	79,519	70,458	75,645	74,405	73,629	73,546	73,085	72,286
2003	320,007	241,565	197,895	191,428	188,992	187,220	185,891	179,812	179,086
2004	579,271	529,792	468,473	465,867	458,966	459,301	460,305	458,158
2005	1,116,490	1,229,256	1,213,782	1,222,646	1,227,871	1,203,645	1,209,398
2006	359,661	303,173	305,008	312,029	328,637	324,968
2007	296,036	276,276	255,172	255,466	251,587
2008	394,093	357,378	349,846	339,275
2009	212,411	173,525	153,705
2010	335,716	288,810
2011	742,854

Diagonals as of 12/31

Exhibit 22, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	37.4%	37.3%	29.3%	25.9%	27.8%	27.4%	27.1%	27.1%	26.9%	26.6%
2003	51.7%	39.0%	32.0%	30.9%	30.5%	30.2%	30.0%	29.0%	28.9%
2004	64.7%	59.2%	52.3%	52.0%	51.3%	51.3%	51.4%	51.2%
2005	114.6%	126.2%	124.6%	125.5%	126.1%	123.6%	124.2%
2006	39.3%	33.1%	33.3%	34.1%	35.9%	35.5%
2007	40.6%	37.9%	35.0%	35.0%	34.5%
2008	61.3%	55.6%	54.4%	52.8%
2009	35.2%	28.7%	25.5%
2010	52.7%	45.3%
2011	108.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	234,132	266,066	270,346	270,992	271,059	271,053	271,830	271,889	271,812	271,807
2003	610,615	616,990	616,768	616,383	617,506	619,293	619,299	619,311	619,069
2004	865,445	888,023	890,737	894,575	895,265	895,071	895,792	895,300
2005	986,104	975,145	979,295	980,036	977,546	975,434	973,839
2006	879,358	905,677	914,645	915,161	915,951	915,811
2007	724,420	730,621	730,451	729,641	729,648
2008	640,558	643,738	643,315	642,590
2009	603,385	604,990	603,788
2010	632,604	637,191
2011	684,086

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	101,564	(55)	(21,989)	(9,061)	5,187	(1,240)	(777)	(83)	(461)	(800)	(29,278)
2003	320,007	(78,442)	(43,670)	(6,468)	(2,436)	(1,772)	(1,329)	(6,079)	(725)		(140,921)
2004	579,271	(49,479)	(61,318)	(2,607)	(6,900)	334	1,004	(2,147)			(121,113)
2005	1,116,490	112,765	(15,474)	8,864	5,225	(24,226)	5,753				92,908
2006	359,661	(56,487)	1,835	7,021	16,608	(3,670)					(34,693)
2007	296,036	(19,760)	(21,104)	294	(3,879)						(44,449)
2008	394,093	(36,716)	(7,532)	(10,571)							(54,819)
2009	212,411	(38,886)	(19,820)								(58,706)
2010	335,716	(46,906)									(46,906)
2011	742,854

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(55)	(100,431)	(102,211)	50,166	(78,244)	(18,510)	(46,651)	(59,278)	(82,764)	(437,976)

Diagonals as of 12/31

Exhibit 22, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Segment

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	77,965	2,303	18	—	4,094	62	6,476	8%
2003	240,915	26,518	107	—	16,744	253	43,622	18%
2004	333,559	48,711	3,624	—	28,327	479	81,142	24%
2005	369,674	181,736	25,482	—	42,394	1,088	250,700	68%
2006	466,039	105,071	34,033	—	71,659	2,235	212,999	46%
2007	659,695	261,043	44,218	—	114,512	3,316	423,090	64%
2008	1,124,101	576,898	135,868	—	156,303	5,614	874,684	78%
2009	1,054,273	480,776	56,260	1	216,805	7,095	760,938	72%
2010	958,868	313,737	99,171	—	247,004	9,634	669,547	70%
2011	1,127,069	476,729	84,655	—	328,180	11,678	901,242	80%

	6,412,158	2,473,523	483,437	1	1,226,023	41,454	4,224,438	66%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	347	—	—	—	—	—	—	0%
2003	2,294	41	—	—	0	—	41	2%
2004	2,724	2,459	29	—	3	—	2,491	91%
2005	13,786	4,577	24	—	1,501	—	6,103	44%
2006	100,057	14,796	12,821	—	7,394	—	35,010	35%
2007	170,793	22,231	5,764	—	15,534	—	43,529	25%
2008	209,931	56,717	7,007	—	18,370	—	82,093	39%
2009	215,970	70,781	7,332	108	41,535	—	119,756	55%
2010	137,844	3,929	26,277	—	52,386	—	82,593	60%
2011	141,744	1,834	12,860	—	66,205	—	80,899	57%

	995,489	177,365	72,113	108	202,928	—	452,515	45%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	77,618	2,303	18	—	4,094	62	6,476	8%
2003	238,621	26,477	107	—	16,743	253	43,581	18%
2004	330,835	46,253	3,595	—	28,324	479	78,652	24%
2005	355,889	177,159	25,458	—	40,893	1,088	244,597	69%
2006	365,983	90,275	21,212	—	64,266	2,235	177,988	49%
2007	488,902	238,813	38,454	—	98,977	3,316	379,561	78%
2008	914,170	520,181	128,861	—	137,933	5,614	792,590	87%
2009	838,302	409,995	48,928	(107)	175,271	7,095	641,181	76%
2010	821,024	309,808	72,894	—	194,618	9,634	586,954	71%
2011	985,325	474,895	71,796	—	261,975	11,678	820,344	83%

	5,416,668	2,296,158	411,324	(107)	1,023,095	41,454	3,771,924	70%

Insurance—Agriculture gross is net of FCIC cession

Exhibit 23, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Segment

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	149	1,449	2,257	2,267	2,270	2,270	2,270	2,270	2,270	2,303
2003	59	11,338	15,266	17,290	17,588	20,456	21,253	22,985	26,518
2004	3,387	21,762	27,239	35,479	39,279	42,589	48,412	48,711
2005	27,346	94,760	147,984	167,244	165,439	181,330	181,736
2006	10,066	39,854	61,804	94,602	99,573	105,071
2007	21,205	70,277	113,228	218,869	261,043
2008	234,307	465,931	535,199	576,898
2009	232,340	416,907	480,776
2010	153,654	313,737
2011	476,729

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	1,600	3,392	2,404	2,268	2,271	2,270	2,270	2,270	2,270	2,320
2003	13,666	22,313	26,076	27,953	27,972	31,813	30,583	26,315	26,625
2004	24,953	43,334	40,315	43,551	44,854	45,084	49,335	52,336
2005	160,964	189,705	186,305	200,414	207,305	206,945	207,218
2006	50,181	83,521	87,102	101,672	105,316	139,104
2007	53,614	140,927	227,936	277,764	305,262
2008	479,319	548,750	648,654	712,766
2009	418,916	507,970	537,038
2010	301,501	412,908
2011	561,384

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	46,933	33,079	25,402	22,807	18,728	16,944	15,642	11,897	7,754	6,476
2003	156,852	134,381	114,121	105,638	92,666	86,592	77,029	49,641	43,622
2004	222,420	187,044	175,599	162,415	135,384	117,680	90,978	81,142
2005	403,746	373,684	353,713	322,674	301,174	279,931	250,700
2006	328,542	300,339	266,616	237,219	208,604	212,999
2007	417,929	444,435	458,922	433,440	423,090
2008	853,158	807,154	849,406	874,684
2009	751,491	787,492	760,938
2010	675,516	669,547
2011	901,242

Diagonals as of 12/31

Insurance—Agriculture gross is net of FCIC cession

Exhibit 23, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Segment

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	60.2%	42.4%	32.6%	29.3%	24.0%	21.7%	20.1%	15.3%	9.9%	8.3%
2003	65.1%	55.8%	47.4%	43.8%	38.5%	35.9%	32.0%	20.6%	18.1%
2004	66.7%	56.1%	52.6%	48.7%	40.6%	35.3%	27.3%	24.3%
2005	109.2%	101.1%	95.7%	87.3%	81.5%	75.7%	67.8%
2006	70.5%	64.4%	57.2%	50.9%	44.8%	45.7%
2007	63.4%	67.4%	69.6%	65.7%	64.1%
2008	75.9%	71.8%	75.6%	77.8%
2009	71.3%	74.7%	72.2%
2010	70.4%	69.8%
2011	80.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	78,460	78,460	77,965	77,965	77,965	77,965	77,965	77,965	77,965	77,965
2003	239,988	241,013	240,762	240,870	240,848	240,912	240,913	240,913	240,915
2004	335,938	333,343	333,395	333,351	333,349	333,541	333,548	333,559
2005	369,601	368,920	368,611	368,498	368,725	368,730	369,674
2006	465,457	466,728	466,270	466,349	466,639	466,039
2007	664,423	665,150	660,139	659,922	659,695
2008	1,128,046	1,124,721	1,123,914	1,124,101
2009	1,054,497	1,054,330	1,054,273
2010	957,912	958,868
2011	1,127,069

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	46,933	(13,854)	(7,678)	(2,595)	(4,078)	(1,785)	(1,301)	(3,745)	(4,143)	(1,278)	(40,457)
2003	156,852	(22,470)	(20,260)	(8,483)	(12,972)	(6,075)	(9,563)	(27,387)	(6,020)		(113,230)
2004	222,420	(35,377)	(11,445)	(13,184)	(27,031)	(17,703)	(26,703)	(9,835)			(141,278)
2005	403,746	(30,063)	(19,970)	(31,040)	(21,500)	(21,243)	(29,231)				(153,046)
2006	328,542	(28,203)	(33,723)	(29,397)	(28,615)	4,395					(115,544)
2007	417,929	26,506	14,487	(25,482)	(10,351)						5,161
2008	853,158	(46,004)	42,252	25,278							21,526
2009	751,491	36,001	(26,555)								9,446
2010	675,516	(5,970)									(5,970)
2011	901,242

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(13,854)	(30,148)	(58,232)	(54,069)	(76,114)	(72,664)	(113,425)	(55,319)	(59,567)	(533,392)

Diagonals as of 12/31

Insurance—Agriculture gross is net of FCIC cession

Exhibit 23, Page 3

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Segment

ITD SUMMARY

Gross

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	384,964	120,554	9,661	5,374	12,846	418	148,854	39%
2003	1,002,346	351,062	24,003	5,392	43,600	1,095	425,151	42%
2004	1,310,314	599,633	20,944	2,429	75,518	1,483	700,007	53%
2005	1,429,294	1,327,919	54,951	11,542	71,489	2,070	1,467,972	103%
2006	1,429,381	472,150	53,752	6,129	65,598	1,882	599,511	42%
2007	1,104,503	366,696	49,093	16,389	55,930	1,821	489,929	44%
2008	854,690	346,409	66,221	14,829	66,509	2,213	496,182	58%
2009	823,019	156,839	46,084	11,548	95,473	2,297	312,241	38%
2010	922,129	190,619	96,929	10,974	207,188	4,726	510,436	55%
2011	967,271	267,297	244,777	43,188	398,937	10,454	964,652	100%

	10,227,911	4,199,179	666,415	127,793	1,093,088	28,459	6,114,934	60%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	25,994	(178)	(1)	—	0	—	(179)	-1%
2003	7,460	1,201	13	—	8	—	1,222	16%
2004	8,553	7,252	59	—	26	—	7,337	86%
2005	15,339	9,441	306	—	278	—	10,025	65%
2006	18,152	—	307	107	325	—	739	4%
2007	26,130	2,337	241	—	44	—	2,622	10%
2008	20,347	—	—	—	85	—	85	0%
2009	7,652	—	—	—	250	—	250	3%
2010	9,397	—	—	—	488	—	488	5%
2011	12,944	4,912	2,625	879	2,605	—	11,021	85%

	151,968	24,965	3,550	986	4,110	—	33,611	22%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2002 and P	358,970	120,733	9,662	5,374	12,846	418	149,033	42%
2003	994,886	349,860	23,990	5,392	43,592	1,095	423,929	43%
2004	1,301,760	592,381	20,885	2,429	75,492	1,483	692,670	53%
2005	1,413,954	1,318,479	54,645	11,542	71,211	2,070	1,457,946	103%
2006	1,411,229	472,150	53,445	6,022	65,272	1,882	598,772	42%
2007	1,078,373	364,359	48,851	16,389	55,887	1,821	487,307	45%
2008	834,343	346,409	66,221	14,829	66,424	2,213	496,097	59%
2009	815,367	156,839	46,084	11,548	95,222	2,297	311,990	38%
2010	912,733	190,619	96,929	10,974	206,700	4,726	509,948	56%
2011	954,327	262,385	242,152	42,309	396,332	10,454	953,631	100%

	10,075,943	4,174,215	662,864	126,807	1,088,978	28,459	6,081,323	60%

Exhibit 24, Page 1

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Segment

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2002 and P	4,549	47,414	64,691	72,158	97,451	99,675	108,552	116,988	119,424	120,554
2003	53,619	143,662	198,550	233,831	276,230	299,489	315,399	341,350	351,062
2004	124,763	342,988	436,102	502,339	540,956	571,067	583,025	599,633
2005	271,092	772,450	1,042,078	1,180,569	1,276,182	1,308,507	1,327,919
2006	54,992	267,264	349,150	398,032	443,706	472,150
2007	50,744	246,581	301,780	337,986	366,696
2008	102,100	236,227	306,297	346,409
2009	37,632	119,864	156,839
2010	61,671	190,619
2011	267,297

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2002 and P	48,990	95,645	100,137	125,941	142,775	139,160	137,417	135,140	130,574	135,590
2003	151,278	257,625	289,123	319,401	345,345	354,675	369,196	374,067	380,457
2004	304,962	524,053	578,370	599,109	620,218	627,187	618,915	623,005
2005	798,597	1,256,362	1,343,429	1,389,182	1,416,260	1,391,393	1,394,413
2006	152,346	377,737	443,404	484,210	516,488	532,031
2007	151,862	361,752	395,503	414,524	432,177
2008	239,387	346,587	403,317	427,460
2009	95,651	188,447	214,471
2010	166,582	298,521
2011	555,262

Ultimate Loss & LAE	12	24	36	48	60	72	84	96	108	120
2002 and P	193,318	177,194	157,274	172,812	171,284	165,385	163,406	155,601	147,222	148,854
2003	580,436	495,245	442,858	433,415	436,529	427,532	426,116	434,759	425,151
2004	878,746	811,952	737,131	720,996	715,790	711,863	692,731	700,007
2005	1,416,794	1,506,803	1,497,133	1,496,383	1,500,399	1,467,362	1,467,972
2006	669,650	617,880	602,226	602,547	608,043	599,511
2007	556,537	521,476	499,777	499,391	489,929
2008	537,700	506,845	510,096	496,182
2009	363,124	335,581	312,241
2010	550,932	510,436
2011	964,652
Diagonals as of 12/31

Exhibit 24, Page 2

Valuation Date: December 31, 2011	ENDURANCE SPECIALTY HOLDINGS LIMITED
Values in Thousands USD (1.5541 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Segment

GROSS BASIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96	108	120
2002 and P	50.2%	46.0%	40.9%	44.9%	44.5%	43.0%	42.4%	40.4%	38.2%	38.7%
2003	57.9%	49.4%	44.2%	43.2%	43.6%	42.7%	42.5%	43.4%	42.4%
2004	67.1%	62.0%	56.3%	55.0%	54.6%	54.3%	52.9%	53.4%
2005	99.1%	105.4%	104.7%	104.7%	105.0%	102.7%	102.7%
2006	46.8%	43.2%	42.1%	42.2%	42.5%	41.9%
2007	50.4%	47.2%	45.2%	45.2%	44.4%
2008	62.9%	59.3%	59.7%	58.1%
2009	44.1%	40.8%	37.9%
2010	59.7%	55.4%
2011	99.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2002 and P	315,012	374,802	381,393	392,609	386,439	386,289	384,845	385,018	384,949	384,964
2003	988,426	999,574	1,001,843	1,000,211	1,001,392	1,001,948	1,002,395	1,002,443	1,002,346
2004	1,276,942	1,301,780	1,305,013	1,307,419	1,308,202	1,309,673	1,310,705	1,310,314
2005	1,410,946	1,427,937	1,431,889	1,433,347	1,434,732	1,430,656	1,429,294
2006	1,385,553	1,420,326	1,427,724	1,430,522	1,429,361	1,429,381
2007	1,100,304	1,102,099	1,102,528	1,103,894	1,104,503
2008	850,616	854,148	854,761	854,690
2009	817,067	821,912	823,019
2010	916,224	922,129
2011	967,271

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2002 and P	193,318	(16,124)	(19,920)	15,538	(1,528)	(5,898)	(1,980)	(7,804)	(8,379)	1,632	(44,464)
2003	580,436	(85,191)	(52,387)	(9,443)	3,114	(8,997)	(1,417)	8,643	(9,607)		(155,285)
2004	878,746	(66,793)	(74,822)	(16,134)	(5,206)	(3,927)	(19,132)	7,276			(178,739)
2005	1,416,794	90,009	(9,670)	(750)	4,015	(33,037)	610				51,177
2006	669,650	(51,770)	(15,654)	321	5,496	(8,532)					(70,139)
2007	556,537	(35,061)	(21,699)	(386)	(9,462)						(66,609)
2008	537,700	(30,854)	3,251	(13,914)							(41,518)
2009	363,124	(27,543)	(23,341)								(50,884)
2010	550,932	(40,497)									(40,497)
2011	964,652

Calendar Year	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	Total Development
	N/A	(16,124)	(105,111)	(103,643)	4,217	(80,359)	(67,649)	(61,365)	(71,086)	(95,836)	(596,956)

Diagonals as of 12/31

Exhibit 24, Page 3